As filed with the Securities and Exchange Commission on July 9, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09079

Morgan Keegan Select Fund, Inc.

(Exact name of registrant as specified in charter)

Morgan Keegan Tower Fifty North Front Street Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip code)

Charles D. Maxwell

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 524-4100 with copies to:

Donald W. Smith, Esq.

K & L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Date of fiscal year end: April 30, 2008

Date of reporting period: April 30, 2008

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders of Morgan Keegan Select Fund, Inc. (the “Fund”) pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report

April 30, 2008

Morgan Keegan
Select Fund, Inc.

Regions Morgan Keegan
Select Short Term Bond Fund

A bond fund for investors who seek a high level of current income consistent with the preservation of capital primarily from investment grade bonds.

Regions Morgan Keegan
Select Intermediate Bond Fund

A bond fund for investors who seek to earn a high level of income primarily from intermediate maturity, investment grade bonds.

Regions Morgan Keegan
Select High Income Fund

A bond fund for investors who can accept higher risk and seek to earn a high level of income primarily from below investment grade bonds.

Select FUNDS

Regions Morgan Keegan

An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each Fund can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 800-564-2188. Please read the prospectus carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

i

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

We are pleased to present the enclosed annual report for Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund (each a “Fund” and, collectively, the “Funds”). In this report, you will find information on each Fund’s investment objective and strategy and learn how your investment performed during the fiscal period ended April 30, 2008. The portfolio managers will also provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes each Fund’s audited financial statements and portfolio of investments as of April 30, 2008. Each Fund changed its fiscal year-end from June 30 to April 30; consequently, the investment performance and financial statements for each Fund included in this report reflect the ten-month period from July 1, 2007 through April 30, 2008. Going forward, the Funds will report on a April 30 fiscal year-end.

Over the past year, we have seen the bond market come under considerable pressure as investors shunned one type of investment after another. At first, investors sold subprime debt and it appeared that this was a problem relating exclusively to the housing slow-down and marginal borrowers. As the summer of 2007 advanced, investors turned their backs on other types of bonds as well, including bonds unrelated to housing and unrelated to marginal borrowers. Bond prices dropped substantially and consequently, so did the value of our Funds. During the second half of 2007, the bond markets for all but government bonds ground to a virtual halt. As the new year dawned, a hoped-for return of normal securities markets did not materialize. During this entire period, our portfolio managers and staff have worked diligently to keep abreast of developments in the markets and to make the best of this difficult situation.

On April 21, 2008, the current Board of Directors of the Funds unanimously approved a new investment advisory agreement with Hyperion Brookfield Asset Management, Inc. (“HBAM”) and the nomination of five new directors of the Funds. Morgan Asset Management, Inc. represented to the Funds’ Board of Directors that it believes this proposal is in the best interest of the Funds’ shareholders. HBAM is a registered investment adviser and it manages more than $21 billion in fixed income assets for institutional and retail investors, such as pension funds, financial institutions, insurance companies, and foundations. HBAM has extensive investment management experience with sectors of the fixed income market, including mortgage-backed securities, structured products, core fixed income, and corporate high-yield bonds and loans. The appointment of HBAM as investment adviser of the Funds and the election of a new Board of Directors must be approved by Fund shareholders. Special and Annual Shareholder

LETTER TO SHAREHOLDERS

Meetings are scheduled for July 11, 2008, to vote on the proposed new advisory agreement and the election of directors, respectively. Additional information is available in the proxy materials sent to Fund shareholders.

As always, we appreciate your continued support of the Regions Morgan Keegan Select family of funds. It is important to stay focused on your long-term investment strategy. Your financial adviser can help you evaluate your portfolio’s performance to ensure that your diversified mix of investments is designed to help generate the long-term performance your goals demand. We remain committed to helping you pursue your financial goals through investments in our fund family. You have our commitment to bring you the highest level of disciplined decision making and personal service to meet your financial needs.

Sincerely,

Brian B. Sullivan, CFA

President

Morgan Keegan Select Fund, Inc.

June 26, 2008

ABOUT SHAREHOLDER AND FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of expenses on their investments. As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and on redemptions; and (2) operating costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. Operating costs, which are deducted from a Fund’s gross income, reduce the investment return of the Fund.

A Fund’s operating expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire four-month period beginning January 1, 2008 and ending April 30, 2008.

The following table illustrates your Fund’s costs in two ways:

Based on actual fund return.    This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading entitled “Expenses Paid During Period.”

Based on hypothetical 5% return.    This section is intended to help you compare your Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on the 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any sales charges (loads) on purchases or on redemptions which may be incurred by some of the Fund’s

ABOUT SHAREHOLDER AND FUND EXPENSES (UNAUDITED)

share classes. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these sales charges (loads) were included, your overall costs would have been higher.

You can find more information about a Fund’s expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value April 30, 2008	Expenses Paid During Period(1)

SHORT TERM BOND FUND
Actual
Class A Shares	0.90%	$1,000	$804.60	$3.22
Class C Shares	1.08%	1,000	804.30	3.87
Class I Shares	0.57%	1,000	805.40	2.04
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.90%	$1,000	$1,016.27	$3.60
Class C Shares	1.08%	1,000	1,015.55	4.32
Class I Shares	0.57%	1,000	1,017.57	2.28

INTERMEDIATE BOND FUND
Actual
Class A Shares	0.82%	$1,000	$456.50	$2.37
Class C Shares	1.11%	1,000	456.90	3.21
Class I Shares	0.49%	1,000	456.40	1.42
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.82%	$1,000	$1,016.58	$3.28
Class C Shares	1.11%	1,000	1,015.43	4.44
Class I Shares	0.49%	1,000	1,017.89	1.96

HIGH INCOME FUND
Actual
Class A Shares	0.91%	$1,000	$689.50	$3.05
Class C Shares	1.41%	1,000	691.40	4.73
Class I Shares	0.64%	1,000	693.60	2.15
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.91%	$1,000	$1,016.23	$3.64
Class C Shares	1.41%	1,000	1,014.24	5.63
Class I Shares	0.64%	1,000	1,017.30	2.56
(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 121/305 (to reflect the four-month period).

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Short Term Bond Fund seeks a high level of current income consistent with preservation of capital. The Fund invests primarily in investment grade bonds rated, at the time of purchase, BBB- or higher (or a comparable rating) by at least one nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment adviser to be of comparable quality. The types of securities that the Fund may purchase include bonds of U.S. corporate and governmental issuers, U.S. dollar-denominated bonds of foreign issuers, mortgage-backed and other asset-backed securities, and preferred stock. The Fund may also invest in collateralized mortgage obligations, repurchase agreements, adjustable rate securities and payable in-kind bonds. The Fund will normally maintain a dollar-weighted average portfolio maturity of three years or less, but may purchase individual securities with longer maturities.

INVESTMENT RISKS:    Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the ten-month period ended April 30, 2008, Regions Morgan Keegan Select Short Term Bond Fund’s Class A Shares had a total return of -30.03%, based on net asset value. The Fund’s total return underperformed the Lehman Brothers 1-3 Year U.S. Government/Credit Index’s(1) ten-month period total return of 6.81%. For Class A Shares, the Fund paid $0.48 in distributions per share from net investment income during the ten-month period ended April 30, 2008.

Market conditions continue to be quite turbulent, especially for credit sensitive or real estate related securities. Hoping that perhaps the worst was behind us in 2007, the first quarter of 2008 proved to be the worst quarter we have experienced to date. The collapse and subsequent government sponsored rescue of Bear Stearns poignantly illustrates the continuing withdrawal of credit availability and liquidity in the current market environment.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

Certainly, we are disappointed in the Fund’s performance over the past year. Since we began managing the Fund, our allocation of assets across a wide array of collateral and security types had proven beneficial to the Fund’s performance. This credit cycle has been marked by extreme illiquidity in unusual or “off the run” security types coupled with an unprecedented erosion in credit fundamentals for residential mortgages. In the past, our allocation to mortgage-related and asset-backed structures had proven to provide added cash flows and stability when combined with a portfolio of corporate debt. The complete disappearance of market liquidity and wholesale ratings down grades made this allocation virtually impossible to trade and reposition.

Although we have seen the Federal Open Market Committee aggressively lower short-term interest rates, that action alone has not restored much in the way of liquidity. A further action by the Federal Reserve, following the collapse of Bear Stearns, allows primary broker-dealers access to the Fed Discount Window thus providing a backstop lender to primary broker-dealers. This second maneuver seems to have had more effect than the lowering of rates. With short rates at 2.0% and some assurance of funding availability some liquidity should begin to return to the mortgage market and eventually into other asset classes.

The economy, although not technically in recession, is vulnerable to continued stress in the financial sector. A contraction of credit availability of the magnitude that we are experiencing will be difficult to overcome, especially when combined with the increasing cost of food and energy. Consequently, we have narrowed our management effort to maintain higher cash reserve than in the past. In our view, this cycle still has some surprises left and our effort will be to stabilize asset values and try to identify some of the assets that have the highest probability of recovery.

James C. Kelsoe, Jr., CFA Senior Portfolio Manager Morgan Asset Management, Inc.	David H. Tannehill, CFA Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

INDEX DESCRIPTION

(1)

The Lehman Brothers 1-3 Year U.S. Government/Credit Index is an index composed of securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

PORTFOLIO STATISTICS†

AS OF APRIL 30, 2008

Average Credit Quality	AA+
Current Yield	10.5%
Yield to Maturity	6.1%
Duration	2.9 Years
Average Effective Maturity	3.8 Years
Total Number of Holdings	26

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF APRIL 30, 2008

% OF DEBT SECURITIES		% OF DEBT SECURITIES
Government Guaranteed	16.4%	BBB+	1.4%
AAA	65.1%	BBB	2.7%
A+	4.8%	BBB-	1.0%
A	2.9%	BB or Lower	5.6%
A-	0.1%	Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF APRIL 30, 2008

% OF TOTAL INVESTMENTS
Collateralized Mortgage Obligations	42.7%
Collateralized Debt Obligations	23.0%
Government & Agency Securities	16.2%
U.S. Treasury Obligations	8.1%
Home Equity Loans	1.4%
Corporate Bonds	0.1%
Short-Term Investments	8.5%

Total	100.0%

†	The Fund’s composition is subject to change.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Short Term Bond Fund—Class A Shares from the commencement of investment operations on March 8, 2001 to April 30, 2008(1) compared to the Lehman Brothers 1-3 Year U.S. Government/Credit Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Short Term Bond Fund—Class C Shares from the commencement of investment operations on November 4, 2005 to April 30, 2008(1) compared to the Lehman Brothers 1-3 Year U.S. Government/Credit Index(2).

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Short Term Bond Fund—Class I Shares from the commencement of investment operations on January 5, 2001 to April 30, 2008(1) compared to the Lehman Brothers 1-3 Year U.S. Government/Credit Index.(2)

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF APRIL 30, 2008(1)	TEN MONTHS*	1 YEAR	5 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**	(31.08)%	(31.08)%	(4.61)%	(1.71)%
(EXCLUDING SALES LOAD)	(30.03)%	(30.03)%	(4.32)%	(1.50)%
CLASS C SHARES***	(30.85)%	(30.87)%	N/A	(10.81)%
(EXCLUDING CDSC)	(30.15)%	(30.17)%	N/A	(10.81)%
CLASS I SHARES	(29.79)%	(29.76)%	(4.04)%	(1.09)%
LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX(2)	6.81%	7.18%	3.55%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 1.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

(1)

From July 1, 2006 to February 18, 2008, Morgan Asset Management, Inc. voluntarily waived a portion of its contractual investment advisory fee. The investment advisory fee paid by Short Term Bond Fund after the waiver was 0.25%. The waiver was voluntary and the Adviser, effective February 19, 2008, terminated the waiver in favor of voluntarily reducing the Fund’s expense caps as described in the Notes to the Financial Statements. Absent this waiver, which is subject to change at any time, performance would have been lower. Please see Note 3 to the Financial Statements for more information on the waiver.

(2)

The Lehman Brothers 1-3 Year U.S. Government/Credit Index is an index composed of securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 8, 2001, November 4, 2005 and January 5, 2001, respectively.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 800-564-2188. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Investment Grade *–21.8% of Net Assets
	Collateralized Debt Obligations (“CDO”)–21.3%
$2,000,000	Fulton Street CDO Ltd, 3.668% 4/20/2037 (Acquired 6/20/06, Cost $1,915,441) †#	$580,000
2,000,000	Kodiak CDO 2007-2A C1, 4.562% 11/7/42 (Acquired 6/29/07, Cost $1,975,595) †#	295,000
2,000,000	Steers Delaware Business Trust 2007-A, 5.550% 6/20/18 (Acquired 2/9/07, Cost $2,000,000) †#	1,710,000

		2,585,000

	Home Equity Loans–0.5%
62,264	Empire Funding Home Loan Owner Trust 1999-1 M2, 9.500% 5/25/30	64,157

	Total Asset-Backed Securities–Investment Grade * (cost $5,954,395)	2,649,157

Asset-Backed Securities–Below Investment Grade *–3.0% of Net Assets
	Collateralized Debt Obligations (“CDO”)–2.1%
1,500,000	Acacia CDO, Ltd. 10A D, 6.000% 9/7/46 (Acquired 8/3/06, Cost $1,500,000) †#	123,750
968,571	Fort Dequesne CDO Ltd. 2006-1A D, 6.203% 10/26/46 (Acquired 3/8/07, Cost $764,815) †#	26,636
1,566,804	Kodiak CDO 2006-1A G, 6.662% 8/7/37 (Acquired 11/13/06-12/12/06, Cost $1,531,053) †#	3,917
1,000,000	Parcs-R 2007-8, 5.395% 1/25/46 (Acquired 6/21/07, Cost $1,000,000) †#	85,000
750,000	Pasa Funding Ltd. 2007-1A D, 4/7/52 in default #~	75
1,560,588	Taberna Preferred Funding Ltd. 2006-5A B1, 8/5/36 (Acquired 3/29/06, Cost $1,546,166) †#	11,704

		251,082

	Home Equity Loans–0.9%
940,000	ACE Securities Corp. 2005-SL1 M4, 6.110% 6/25/35	41,897
265,523	Morgan Stanley Home Equity Loan Notes 2006-2NA N1, 6.250% 2/25/36 (Acquired 3/30/06, Cost $265,523) †#	63,354
33,829	SB Finance Trust 2005-KS6N A1A, 4.750% 7/25/35 (Acquired 3/6/06, Cost $33,555) †#	2,125

		107,376

	Total Asset-Backed Securities–Below Investment Grade * (cost $8,194,910)	358,458

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Corporate Bonds–Investment Grade *–0.1% of Net Assets
	Special Purpose Entities–0.1%
30,000	Preferred Pass-Through Trust 2006-B BAC Class B, 11/15/26 (Acquired 11/20/06, Cost $807,000) †#	$15,000

	Total Corporate Bonds–Investment Grade * (cost $807,000)	15,000

Government & Agency Securities–16.5% of Net Assets
1,000,000	Fannie Mae Discount Note, 5/12/2008 §	999,352
1,000,000	Federal Home Loan Bank Discount Note, 5/23/2008 §	998,753

	Total Government & Agency Securities (cost $1,998,105)	1,998,105

Mortgage-Backed Securities–Investment Grade *–43.3% of Net Assets
	Collateralized Mortgage Obligations–43.3%
135,523	Countrywide Alternative Loan Trust 2004-15 1A2, 6.859% 9/25/34	116,196
314,252	Countrywide Alternative Loan Trust 2004-15 2A2, 5.072% 9/25/34	263,614
1,728,448	Countrywide Alternative Loan Trust 2005-49CB A5, 5.500% 11/25/35	1,322,639
1,000,000	Deutsche Mortgage Securities, Inc. 2006-RS1 N2, 4.246% 9/27/35 (Acquired 2/5/07, Cost $1,004,784) †#	330,100
67,687	Harborview Mortgage Loan Trust 2004-4 3A, 4.244% 6/19/34	63,898
1,331,489	Harborview Mortgage Loan Trust 2004-6 5A, 4.671% 8/19/34	1,191,754
922,474	Park Place Securities Inc. 2004-WCW1 M8, 6.395% 9/25/34	445,383
1,500,000	Structured Adjustable Rate Mortgage Loan Trust 2006-8 4A2, 5.981% 9/25/36	1,347,086
298,012	Structured Asset Investment Loan Trust 2003-BC12 M2, 4.645% 11/25/33	174,099

	Total Mortgage-Backed Securities–Investment Grade * (cost $7,258,310)	5,254,769

U.S. Treasury Obligations–8.2% of Net Assets
1,000,000	United States Treasury Bill, 5/8/08	999,718

	Total U.S. Treasury Obligations (cost $999,718)	999,718

Eurodollar Time Deposits–8.6% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated April 30, 2008, 1.000%, maturing at $1,045,386 on May 1, 2008.	1,045,357

	Total Investments–101.5% of Net Assets (cost $26,257,795)	12,320,564

	Other Assets and Liabilities, net–(1.5%) of Net Assets	(182,389)

	Net Assets	$12,138,175

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 2008

†	These securities are sold within the terms of a private placement memorandum, are exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

‡	See Note 2 of the accompanying Notes to the Financial Statements regarding investment valuations.

~	Non-income producing security. In the case of a bond, it missed its last coupon payment.

#	Securities valued at fair value—See Note 2 of the accompanying Notes to the Financial Statements regarding investment valuations.

§	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

*	Ratings are unaudited.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE BOND FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Intermediate Bond Fund seeks a high level of income by investing in intermediate maturity, investment grade bonds. The Fund seeks capital growth as a secondary objective when consistent with the Fund’s primary objective. The Fund invests primarily in investment-grade bonds rated, at the time of purchase, BBB- or higher (or a comparable rating) by at least one nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment adviser to be of comparable quality. The type of securities that the Fund may purchase include U.S. government securities, corporate bonds, debentures, notes, preferred stock, mortgage-backed and other asset-backed securities. The Fund may also invest up to 35% of its assets in below investment grade bonds (rated BB+ or lower or comparable rating, commonly referred to as “junk bonds”), convertible securities and common stocks. The average effective maturity of the Fund’s portfolio will generally be between three and ten years.

INVESTMENT RISKS:    Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the ten-month period ended April 30, 2008, Regions Morgan Keegan Select Intermediate Bond Fund’s Class A Shares had a total return of -76.98%, based on net asset value. The Fund’s total return significantly underperformed the Lehman Brothers Intermediate U.S. Aggregate Index’s(1) ten-month period total return of 7.96%. For Class A Shares, the Fund paid $0.57 in distributions per share from net investment income during the ten-month period ended April 30, 2008.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE BOND FUND

Market conditions continue to be quite turbulent, especially for credit sensitive or real estate related securities. Hoping that perhaps the worst was behind us in 2007, the first quarter of 2008 proved to be the worst quarter we have experienced to date. The collapse and subsequent government sponsored rescue of Bear Stearns poignantly illustrates the continuing withdrawal of credit availability and liquidity in the current market environment.

Certainly, we are disappointed in the Fund’s performance over the past year. Since the Fund’s inception, our allocation of assets across a wide array of collateral and security types had proven beneficial to the Fund’s performance. This credit cycle has been marked by extreme illiquidity in unusual or “off the run” security types coupled with an unprecedented erosion in credit fundamentals for residential mortgages. In the past, our allocation to mortgage-related and asset-backed structures had proven to provide added cash flows and stability when combined with a portfolio of corporate debt. The complete disappearance of market liquidity and wholesale ratings down grades made this allocation virtually impossible to trade and reposition.

Although we have seen the Federal Open Market Committee aggressively lower short-term interest rates, that action alone has not restored much in the way of liquidity. A further action by the Federal Reserve, following the collapse of Bear Stearns, allows primary broker-dealers access to the Fed Discount Window thus providing a backstop lender to primary broker-dealers. This second maneuver seems to have had more effect than the lowering of rates. With short rates at 2.0% and some assurance of funding availability some liquidity should begin to return to the mortgage market and eventually into other asset classes.

The economy, although not technically in recession, is vulnerable to continued stress in the financial sector. A contraction of credit availability of the magnitude that we are experiencing will be difficult to overcome, especially when combined with the increasing cost of food and energy. Consequently, we have narrowed our management effort to maintain higher cash reserve than in the past. In our view, this cycle still has some surprises left and our effort will be to stabilize asset values and try to identify some of the assets that have the highest probability of recovery.

James C. Kelsoe, Jr., CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE BOND FUND

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

(1)

The Lehman Brothers Intermediate U.S. Aggregate Index is a broad-based unmanaged index of securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE BOND FUND

PORTFOLIO STATISTICS†

AS OF APRIL 30, 2008

Average Credit Quality	BBB+
Current Yield	26.6%
Yield to Maturity	9.3%
Duration	4.2 Years
Average Effective Maturity	5.5 Years
Total Number of Holdings	72

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF APRIL 30, 2008

% OF DEBT SECURITIES		% OF DEBT SECURITIES
Government Guaranteed	3.6%	BBB+	4.6%
AAA	29.0%	BBB	11.7%
AA	4.3%	BBB-	9.8%
A+	1.3%	BB or Lower	24.9%
A	6.7%	Not Rated	3.8%
A-	0.3%	Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF APRIL 30, 2008

% OF TOTAL INVESTMENTS
Collateralized Debt Obligations	35.4%
Collateralized Mortgage Obligations	21.4%
Corporate Bonds	21.0%
Certificate-Backed Obligations	5.1%
Preferred Securities	4.2%
Home Equity Loans	3.7%
Credit Cards	1.5%
Government & Agency Securities	1.1%
Short-Term Investments	6.6%

Total	100.0%

†	The Fund’s composition is subject to change.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Bond Fund—Class A Shares from the commencement of investment operations on March 22, 1999 to April 30, 2008 compared to the Lehman Brothers Intermediate U. S. Aggregate Index(1).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Bond Fund—Class C Shares from the commencement of investment operations on March 22, 1999 to April 30, 2008 compared to the Lehman Brothers Intermediate U. S. Aggregate Index(1).

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Bond Fund—Class I Shares from the commencement of investment operations on March 22, 1999 to April 30, 2008 compared to the Lehman Brothers Intermediate U. S. Aggregate Index(1).

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE BOND FUND

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF APRIL 30, 2008	TEN MONTHS*	1 YEAR	5 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(2)
CLASS A SHARES**	(77.44)%	(77.99)%	(22.63)%	(9.68)%
(EXCLUDING SALES LOAD)	(76.98)%	(77.55)%	(22.32)%	(9.48)%
CLASS C SHARES***	(77.26)%	(77.85)%	(22.59)%	(9.79)%
(EXCLUDING CDSC)	(77.03)%	(77.63)%	(22.59)%	(9.79)%
CLASS I SHARES	(76.91)%	(77.49)%	(22.12)%	(9.24)%
LEHMAN BROTHERS INTERMEDIATE U.S. AGGREGATE INDEX(1)	7.96%	7.07%	4.26%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.00%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

(1)

The Lehman Brothers Intermediate U.S. Aggregate Index is a broad-based unmanaged index of securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Fund’s Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 22, 1999.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 800-564-2188. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Investment Grade *–28.9% of Net Assets
	Certificate-Backed Obligations (“CBO”)–5.0%
4,140,000	Galleria Ltd. 5A B, 3.479% 9/19/37 (Acquired 11/21/06-11/30/06, Cost $3,310,705) †	$2,484,000
5,073,108	MKP CBO I Ltd., 4A CS 2.000% 7/12/40 (Acquired 2/24/06, Cost $5,073,108) †#	266,338

		2,750,338

	Collateralized Debt Obligations (“CDO”)–22.3%
7,110,765	Attentus CDO Ltd. 2006-1A C2A, 4.546% 5/10/36 (Acquired 8/16/06, Cost $6,962,222) †#	373,315
14,471,518	G Square Finance Ltd. 2006-1A C1, 4.278% 4/5/51 (Acquired 3/17/06, Cost $14,237,517) †#	36,179
4,834,111	Inman Square Funding Ltd. 2005-2X IV, 6.678% 10/6/40 #	12,085
7,000,000	Kodiak CDO 2007-2A C1, 4.562% 11/7/42 (Acquired 6/21/07, Cost $6,914,581) †#	1,032,500
5,000,000	Kodiak CDO 2007-2A E, 6.412% 11/7/42 (Acquired 6/21/07, Cost $4,918,862) †#	237,500
8,000,000	Palmer Square 2A CN, 11/2/45 (Acquired 10/21/05, Cost $7,962,519) †#~	20,000
5,983,218	Pyxis Master Trust 2006-7, 7.828% 10/1/37 (Acquired 10/11/06, Cost $5,983,218) †#	329,077
12,000,000	Steers Delaware Business Trust 2007-A, 5.550% 6/20/18 (Acquired 2/5/07, Cost $12,000,000) †#	10,260,000

		12,300,656

	Credit Cards–1.4%
5,000,000	Curzon Funding Ltd. HZ05-1 D, 5.673%, 2/1/95 #	800,000

	Home Equity Loans–0.2%
92,840	Renaissance Home Equity Loan Trust 2003-3 M6, 6.250% 12/25/33 #	91,513

	Total Asset-Backed Securities–Investment Grade * (cost $77,522,264)	15,942,507

Asset-Backed Securities–Below Investment Grade or Unrated *–15.4% of Net Assets
	Collateralized Debt Obligations (“CDO”)–12.0%
9,000,000	Acacia CDO, Ltd. 10A D, 6.000% 9/7/46 (Acquired 7/21/06, Cost $9,000,000) †#	742,500
4,000,000	Aladdin CDO I Ltd. 2006-3A, 7.542% 10/31/13 (Acquired 6/27/07, Cost $2,176,005) †#	450,000
5,095,368	Attentus CDO Ltd. 2006-1A D, 5.846% 5/10/36 (Acquired 9/8/06, Cost $4,858,737) † #	101,907

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated * (continued)
	Collateralized Debt Obligations (“CDO”) (continued)
4,164,214	Attentus CDO Ltd. 2006-2A E1, 5.810% 10/9/41 (Acquired 11/29/06, Cost $4,106,623) †#	$72,874
7,000,000	Attentus CDO Ltd. 2007-3A E2, 7.982% 10/11/42 (Acquired 1/3/07, Cost $6,936,078) †#	105,000
5,000,000	Charles River CDO 1X BV, 7.763% 12/9/37 #	150,000
6,000,000	Fiorente Funding Ltd. 2006-1A M1, 11/4/56 (Acquired 12/1/06, Cost $5,328,788) †#~	30,000
4,960,680	Grand Avenue CDO Ltd. 2005-1A D, 5.528% 4/5/46 (Acquired 4/5/06, Cost $4,757,127) †#	6,201
9,915,454	Kleros Preferred Funding Ltd. 2006-5A E, 6.362% 2/2/50 (Acquired 12/28/06, Cost $9,869,392) †#	992
6,267,216	Kodiak CDO 2006-1A G, 6.662% 8/7/37 (Acquired 11/8/06-12/7/06, Cost $6,124,144) †#	15,668
6,883,552	Lancer Funding Ltd. 2007-2A A3, 7/15/47 in default (Acquired 4/25/07, Cost $6,288,125) †#~	688
3,133,429	Lincoln Avenue Asset-Backed Securities CDO Ltd., 6.364% 7/5/46 (Acquired 7/5/06, Cost $3,119,095) †#	313
6,000,000	Linker Finance PLC 16A E, 6.300% 5/19/45 (Acquired 5/5/06, Cost $5,829,011) †#	270,000
2,078,201	Newbury Street CDO Ltd. 2007-1A D, 6.858% 3/4/53 (Acquired 2/22/07, Cost $2,049,168) †#	208
6,866,261	Norma CDO Ltd. 2007-1A E, 7.339% 3/11/49 (Acquired 2/6/07, Cost $6,799,509) †#	85,828
3,035,139	Orchid Structured Finance CDO Ltd. 2006-3A E, 6.476% 1/6/46 (Acquired 3/7/06, Cost $3,035,139) †#	304
17,000,000	Parcs-R 2007-8, 5.395% 1/25/46 (Acquired 6/18/07, Cost $17,000,000) †#	1,445,000
3,000,000	Pasa Funding Ltd. 2007-1A D, 4/7/52 in default #~	300
3,992,589	Preferred Term Securities XXI-2TR, 8.457% 3/22/38 (Acquired 6/28/07, Cost $3,827,545) †#	1,686,869
997,523	Pyxis Master Trust, 7.828% 10/1/37 (Acquired 11/13/06, Cost $997,523) †#	54,864
4,472,145	Sharps CDO 2006-1A D, 5/8/46 (Acquired 1/22/07, Cost $4,244,917) †#~	44,721
5,096,184	Taberna Preferred Funding Ltd. 2005-3A D, 5.745% 2/5/36 (Acquired 9/16/05, Cost $5,096,185) †#	152,886
8,843,335	Taberna Preferred Funding Ltd. 2006-5A B1, 5.845% 8/5/36 (Acquired 3/17/06, $8,761,929) †#	66,325
7,215,784	Taberna Preferred Funding Ltd. 2006-6A, 6.096% 12/5/36 (Acquired 6/7/06, Cost $7,178,366) †#	722

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated * (continued)
	Collateralized Debt Obligations (“CDO”) (continued)
6,655,936	Tahoma CDO Ltd. 2007-2A D, 7.300% 9/15/47 (Acquired 2/27/07, Cost $6,213,226) †#	$99,839
3,065,250	Trapeza CDO I LLC 2006-10A D2, 8.700% 6/6/41 (Acquired 6/2/06, Cost $3,065,250) †#	245,220
9,000,000	Trapeza CDO I LLC 2006-11A D2, 7.104% 10/10/41 (Acquired 10/27/06, Cost $9,000,000) †#	810,000
5,000,000	Webster CDO Ltd. 2006-1A B2L, 6.560% 4/13/47 (Acquired 11/22/06, Cost $4,929,863) †#	500

		6,639,729

	Home Equity Loans–3.4%
219,398	Aames Mortgage Trust 2001-3 B, 7.130% 11/25/31 #	9,346
5,000,000	ACE Securities Corp. 2005-HE2 M10, 6.145% 4/25/35	686,455
5,000,000	ACE Securities Corp. 2005-SL1 M4, 6.110% 6/25/35	222,855
241,951	Asset-Backed Securities Corp. Home Equity 2003-HE1 M4, 7.216% 1/15/33 #	7,742
1,632,481	Meritage Mortgage Loan Trust 2005-3 B2, 5.895% 1/25/36 (Acquired 11/8/05, Cost $1,347,933) †#	38,657
1,156,862	Morgan Stanley Dean Witter Capital I 2002-NC3 B1, 6.045% 8/25/32 #	204,765
2,389,708	Morgan Stanley Home Equity Loan Notes 2006-2NA N1, 6.250% 2/25/36 (Acquired 3/27/06, Cost $2,389,708) †#	570,184
304,459	SB Finance Trust 2005-KS6N A1A, 4.750% 7/25/35 (Acquired 3/1/06, Cost $301,990) †#	19,120
999,484	Sharp SP I LLC Trust 2005-HE1N NB, 2/25/35 (Acquired 4/5/05, Cost $954,499) †#~	100
3,146,245	Soundview Home Equity Loan Trust 2005-A M11, 5.895% 4/25/35 (Acquired 5/26/05, Cost $2,816,386) †	115,650

		1,874,874

	Total Asset-Backed Securities–Below Investment Grade or Unrated * (cost $177,625,829)	8,514,603

Corporate Bonds–Investment Grade *–16.5% of Net Assets
	Commercial Banks–7.2%
10,000,000	NIB Capital Bank, 5.817% 12/29/49 (Acquired 5/18/07, Cost $9,840,598) †	3,948,500

	Special Purpose Entities–9.3%
2,200,000	Fixed Income Pass-Through Trust 2007-C JPM Class B, 5/15/77 (Acquired 5/31/07, Cost $2,244,279) †#~	726,000

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Corporate Bonds–Investment Grade * (continued)
	Special Purpose Entities (continued)
2,000,000	Mangrove Bay Pass-Through Trust, 6.102% 7/15/33 (Acquired 6/1/07, Cost $1,944,735) †	$1,438,120
13,000,000	Preferred Pass-Through Trust 2006, 12/1/26 (Acquired 11/20/06-11/21/06, Cost $13,061,035) #	2,795,000
400,000	Preferred Pass-Through Trust 2006-B BAC Class B, 11/15/26 (Acquired 11/06/06-11/08/06, Cost $10,760,000) †#	200,000

		5,159,120

	Total Corporate Bonds–Investment Grade * (cost $37,850,647)	9,107,620

Corporate Bonds–Below Investment Grade or Unrated *–3.9% of Net Assets
	Commercial Banks–3.4%
5,000,000	CBG Florida REIT Corp., 7.114% 2/15/49 (Acquired 5/15/07, Cost $5,000,000) †	1,852,125

	Insurance–0.5%
5,300,000	Security Capital Assurance Ltd., 6/17/49 in default ~	266,145

	Total Corporate Bonds–Below Investment Grade or Unrated * (cost $10,300,000)	2,118,270

Government & Agency Securities–1.1% of Net Assets
5,275,806	Fannie Mae-Aces 1997-M6, 0.789% 3/17/37 interest-only strips §	74,051
22,516,713	Fannie Mae-Aces 1999-M3, 0.748% 6/25/38 interest-only strips §	531,755

	Total Government & Agency Securities (cost $2,463,670)	605,806

Mortgage-Backed Securities–Investment Grade *–17.0% of Net Assets
	Collateralized Mortgage Obligations–17.0%
3,000,000	Deutsche ALT-A Securities 2007-0A1 N2, 7.500% 2/25/47 (Acquired 3/29/07, Cost $2,934,325) †#	2,542,500
6,000,000	Deutsche Mortgage Securities, Inc. 2006-RS1 N2, 4.246% 9/27/35 (Acquired 1/31/07, Cost $6,028,706) †#	1,980,600
4,030,489	Harborview Mortgage Loan Trust 2003-2 1X, 3.368% 10/19/33 interest-only strips	116,852
2,399,269	Harborview Mortgage Loan Trust 2004-1 X, 3.241% 4/19/34 interest-only strips	70,766
17,052,624	Mellon Residential Funding Corp. 2004-TBC1 X, 0.314% 2/26/34 interest-only strips (Acquired 7/19/04, Cost $1,071,567) †#	124,484
8,302,263	Park Place Securities Inc. 2004-WCW1 M8, 6.395% 9/25/34	4,008,449
658,833	Structured Asset Investment Loan Trust 2003-BC12 M2, 4.645% 11/25/33	384,891

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡
Mortgage-Backed Securities–Investment Grade * (continued)
	Collateralized Mortgage Obligations (continued)
174,870	Structured Asset Investment Loan Trust 2004-5A B, 6/27/34 (Acquired 7/2/04, Cost $171,098) †#~	$7,240
361,755	Structured Asset Securities Corp. 1999-SP1, 9.000% 5/25/29	142,701

	Total Mortgage-Backed Securities–Investment Grade * (cost $20,476,921)	9,378,483

Mortgage-Backed Securities–Below Investment Grade or Unrated *–3.8% of Net Assets
	Collateralized Mortgage Obligations–3.8%
7,891,224	Harborview Mortgage Loan Trust 2006-4 B10, 4.550% 5/19/47 #	1,175,398
14,500,000	Park Place Securities Inc. 2005-WHQ2 M11, 5.395% 5/25/35	751,114
3,725,000	Sasco Trust 2003-BC2 N3, 2/27/33 (Acquired 5/16/03, Cost $3,620,170) †#~	168,742

	Total Mortgage-Backed Securities–Below Investment Grade or Unrated * (cost $23,001,468)	2,095,254

Preferred Securities–4.1% of Net Assets
13,000	RAM Holdings Ltd. #	2,236,000

	Total Preferred Securities (cost $13,201,020)	2,236,000

Eurodollar Time Deposits–6.4% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated April 30, 2008, 1.000%, maturing at $3,546,995 on May 1, 2008	3,546,896

	Total Investments–97.1% of Net Assets (cost $365,988,715)	53,545,439

	Other Assets and Liabilities, net–2.9% of Net Assets	1,617,901

	Net Assets	$55,163,340

†	These securities are sold within the terms of a private placement memorandum, are exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

#	Security valued at fair value—See Note 2 of accompanying Notes to the Financial Statements regarding investment valuations.

‡	See Note 2 of accompanying Notes to Financial Statements regarding investment valuations.

~	Non-income producing security. In the case of a bond, it missed its last coupon payment.

§	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

*	Ratings are unaudited.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select High Income Fund seeks a high level of income by investing in below investment grade bonds (commonly referred to as “junk bonds”). The Fund seeks capital growth as a secondary objective when consistent with the Fund’s primary objective. The Fund generally invests primarily in below investment-grade bonds. Except with respect to up to 10% of its total assets, these debt securities will be rated, at the time of purchase, CCC- or higher (or a comparable rating) by at least one nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment adviser to be of comparable quality. The Fund may also invest in investment grade bonds. The types of securities the Fund may purchase include corporate bonds, mortgage-backed and asset-backed securities and other structured finance vehicles, convertible debt securities, U.S. government securities and municipal and foreign government obligations. The Fund may invest up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. Such securities may include common stocks of real estate investment trusts and utilities. The average effective maturity of the Fund’s portfolio will generally be between three and fifteen years. The Fund is closed to new investors.

INVESTMENT RISKS:    Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the ten-month period ended April 30, 2008, Regions Morgan Keegan Select High Income Fund’s Class A Shares had a total return of -71.35%, based on net asset value. The Fund’s total return significantly underperformed the Lehman Brothers Ba U.S. High Yield Index’s(1) ten-month period total return of 1.90%. For Class A Shares, the Fund paid $0.76 in distributions per share from net investment income during the ten-month period ended April 30, 2008.

Market conditions continue to be quite turbulent, especially for credit sensitive or real estate related securities. Hoping that perhaps the worst was behind us in 2007, the first quarter of 2008 proved to be the worst quarter we have experienced to date. The collapse and subsequent government sponsored rescue of Bear Stearns poignantly illustrates the continuing withdrawal of credit availability and liquidity in the current market environment.

Certainly, we are disappointed in the Fund’s performance over the past year. Since the Fund’s inception, our allocation of assets across a wide array of collateral and security types had proven beneficial to the Fund’s performance. This credit cycle has been marked by extreme illiquidity in unusual or “off the run” security types coupled with an unprecedented erosion in credit fundamentals for residential mortgages. In the past, our allocation to mortgage-related and asset-backed structures had proven to provide added cash flows and stability when combined with a portfolio of corporate debt. The complete disappearance of market liquidity and wholesale ratings down grades made this allocation virtually impossible to trade and reposition.

Although we have seen the Federal Open Market Committee aggressively lower short-term interest rates, that action alone has not restored much in the way of liquidity. A further action by the Federal Reserve, following the collapse of Bear Stearns, allows primary broker-dealers access to the Fed Discount Window thus providing a backstop lender to primary broker-dealers. This second maneuver seems to have had more effect than the lowering of rates. With short rates at 2.0% and some assurance of funding availability some liquidity should begin to return to the mortgage market and eventually into other asset classes.

The economy, although not technically in recession, is vulnerable to continued stress in the financial sector. A contraction of credit availability of the magnitude that we are experiencing will be difficult to overcome, especially when combined with the increasing cost of food and energy. Consequently, we have narrowed our management effort to maintain higher cash reserve than in the past. In our view,

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

this cycle still has some surprises left and our effort will be to stabilize asset values and try to identify some of the assets that have the highest probability of recovery.

James C. Kelsoe, Jr., CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

(1)

The Lehman Brothers Ba U.S. High Yield Index is a broad-based unmanaged index of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO STATISTICS†

AS OF APRIL 30, 2008

Average Credit Quality	BB
Current Yield	22.7%
Yield to Maturity	15.4%
Duration	3.8 Years
Average Effective Maturity	5.0 Years
Total Number of Holdings	118

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF APRIL 30, 2008

% OF DEBT SECURITIES		% OF DEBT SECURITIES
AAA	28.3%	CC	5.4%
BBB	4.4%	C	1.1%
BB	9.4%	D	0.5%
B	10.1%	Not Rated	32.3%
CCC	8.5%	Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF APRIL 30, 2008

% OF TOTAL INVESTMENTS
Collateralized Debt Obligations	27.6%
Corporate Bonds	10.1%
Collateralized Mortgage Obligations	9.1%
Home Equity Loans	4.9%
Certificate-Backed Obligations	4.4%
Collateralized Loan Obligations	0.8%
Credit Cards	0.4%
Government & Agency Securities	0.1%
Municipal Securities	0.1%
Short-Term Investments	15.5%

Total	100.0%

†	The Fund’s composition is subject to change.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select High Income Fund—Class A Shares from the commencement of investment operations on March 22, 1999 to April 30, 2008 compared to the Lehman Brothers Ba U.S. High Yield Index(1).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select High Income Fund—Class C Shares from the commencement of investment operations on March 22, 1999 to April 30, 2008 compared to the Lehman Brothers Ba U.S. High Yield Index(1).

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select High Income Fund—Class I Shares from the commencement of investment operations on March 22, 1999 to April 30, 2008 compared to the Lehman Brothers Ba U.S. High Yield Index(1).

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURNS

AS OF APRIL 30, 2008	TEN MONTHS*	1 YEAR	5 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(2)
CLASS A SHARES**	(72.06)%	(72.99)%	(16.11)%	(3.78)%
(EXCLUDING SALES LOAD)	(71.35)%	(72.30)%	(15.68)%	(3.51)%
CLASS C SHARES***	(71.63)%	(72.60)%	(16.03)%	(3.94)%
(EXCLUDING CDSC)	(71.34)%	(72.32)%	(16.03)%	(3.94)%
CLASS I SHARES	(71.14)%	(72.09)%	(15.39)%	(3.22)%
LEHMAN BROTHERS BA U.S. HIGH YIELD INDEX(1)	1.90%	0.34%	7.09%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

(1)

The Lehman Brothers Ba U.S. High Yield Index is a broad-based unmanaged index of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Fund’s Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 22, 1999.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 800-564-2188. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Investment Grade *–10.6% of Net Assets
	Collateralized Debt Obligations (“CDO”)–10.5%
5,000,000	Lincoln Park Referenced Link Notes 2001-1, 6.319% 7/30/31 (Acquired 9/7/06, Cost $4,486,136) †#	$2,979,000
5,000,000	Palmer Square 2A CN, 11/2/45 (Acquired 10/21/05, Cost $4,976,573) †#~	12,500
6,357,169	Pyxis Master Trust 2006-7, 7.828% 10/1/37 (Acquired 10/11/06, Cost $6,357,169) †#	349,644
7,000,000	Steers Delaware Business Trust 2007-A, 5.550% 6/20/18 (Acquired 8/23/07, Cost $6,967,222) †#	5,985,000

		9,326,144

	Commercial Loans–0.1%
1,104,290	Asset Securitization Corp. 1996-D2 ACS2, 1.056% 2/14/29 interest-only strips	21,259

	Total Asset-Backed Securities–Investment Grade * (cost $22,474,148)	9,347,403

Asset-Backed Securities–Below Investment Grade or Unrated *–26.5% of Net Assets
	Collateralized Debt Obligations (“CDO”)–16.3%
3,500,000	Aardvark Asset-Backed Securities CDO 2007-1A, 7/6/47 in default #~	350
3,000,000	ACA ABS 2006-2 Ltd., 1/10/47 (Acquired 2/1/07, Cost $2,340,000) †#~	300
5,000,000	Acacia CDO, Ltd. 10A, 2.058% 9/7/46 (Acquired 7/21/06, Cost $2,398,786) †#	225,000
6,000,000	Aladdin CDO I Ltd. 2006-3A, 7.542% 10/31/13 (Acquired 7/31/06-9/1/06, Cost $3,545,722) †#	675,000
4,500,000	Ambassador Structured Finance CDO Ltd. 2005-1A, 7/3/41 #~	78,750
760,963	Attentus CDO Ltd. 2006-2A E2, 8.395% 10/9/41 #	9,512
1,964,175	Attentus CDO Ltd. 2006-2A F2, 10.295% 10/9/41 #	9,821
8,385,823	Attentus CDO Ltd. 2007-3A F2, 9.532% 10/11/42 (Acquired 1/3/07, Cost $8,077,960) †#	20,965
4,215,409	Broderick CDO Ltd. 2007-3A E, 9.758% 12/6/50 #	422
6,000,000	Cairn Mezzanine Asset-Backed CDO PLC 2007-3A, 3.688% 8/13/47 #	600
7,000,000	Dillon Read CDO Ltd. 2006-1A, 11.674% 12/5/46 (Acquired 10/5/06, Cost $6,151,763) †#	1,977,500
2,000,000	Duke Funding Ltd. 2005-HG1A, 1.669% 1/27/45 #	5,000
4,215,150	Grand Avenue CDO Ltd. 2005-1A E2 , 10.500% 4/5/46 (Acquired 12/19/05, Cost 4,215,151) †#	422
3,500,000	Gulf Stream Atlantic CDO Ltd. 2007-1A, 7/13/47 (Acquired 2/1/07, Cost $2,956,256) †#~	350

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated * (continued)
	Collateralized Debt Obligations (“CDO”) (continued)
5,000,000	Ischus CDO III, 7/3/46 (Acquired 2/7/07, Cost $3,550,000) †#~	$25,000
3,000,000	IXIS ABS 1 Ltd., 12/12/46 (Acquired 11/9/06, Cost $2,364,033) †#~	60,000
37,000,000	Kenmore Street Synthetic CDO 2006-1A, 7.542% 4/30/14 (Acquired 8/22/06-12/28/06, Cost $21,301,960) †#	4,440,000
5,250,000	Kleros Preferred Funding III Ltd., 10/26/50 (Acquired 1/31/07, Cost $4,830,000) †#~	525
5,500,000	Kleros Preferred Funding Ltd. 2006-5A, 2/2/50 (Acquired 12/28/06, Cost $5,073,349) #~	550
3,336,540	Knollwood CDO Ltd. 2006-2A E, 8.710% 7/13/46 (Acquired 8/1/06, Cost $3,336,514) †#	334
5,250,000	Knollwood CDO Ltd. 2006-2A SN, 7/13/46 (Acquired 8/1/06, Cost $4,847,926) #~	525
10,000,000	Kodiak CDO 2006-1A, 8/7/37 (Acquired 9/18/06, Cost $9,051,464) †#~	25,000
11,800,375	Lancer Funding Ltd. 2007-2A A3, 7/15/47 in default (Acquired 4/25/07, Cost $10,779,642) †#~	1,180
1,000,000	MM Community Funding Ltd., 8/1/31 (Acquired 7/29/03, Cost $1,000,000) †#~	525,000
4,000,000	Montauk Point CDO II Ltd., 6/7/46 (Acquired 2/28/07, $2,180,000) †#~	20,000
6,600,000	Preferred Term Securities XXII, Ltd., 9/22/36 (Acquired 7/28/06-2/22/07, Cost $6,502,924) †~	2,247,300
5,000,000	Preferred Term Securities XXIII, Ltd., 12/22/36 (Acquired 11/27/06-2/22/07, Cost $4,918,259) †~	2,062,500
3,990,092	Pyxis Master Trust, 7.828% 10/1/37 (Acquired 11/13/06, Cost $3,990,092) †#	219,455
2,000,000	Regional Diversified Funding, 1/25/36 (Acquired 4/11/05, Cost $2,000,000) †#~	735,000
6,900,568	Sharps CDO 2006-1A E, 5/8/46 (Acquired 1/22/07, Cost $5,815,332) †#~	34,503
7,450,000	Silver Elms CDO PLC 2006-1A E, 12/20/51 #~	745
2,000,000	Squared CDO Ltd. 2007-1A C, 8.089% 5/11/57 (Acquired 4/19/07, Cost $1,950,973) †#	35,000
10,308,264	Taberna Preferred Funding Ltd. 2006-6A, 6.096% 12/5/36 (Acquired 6/7/06, Cost $10,255,651) †#	1,031
9,460,444	Taberna Preferred Funding Ltd. 2006-7A C1, 1.000% 2/5/37 (Acquired 8/30/06, Cost $9,319,144) †#	946
2,047,980	Tahoma CDO Ltd. 2007-2A D, 7.300% 9/15/47 (Acquired 2/27/07, Cost $1,911,761) †#	30,720
3,000,000	TPref Funding III Ltd., 1/15/33 (Acquired 12/11/02, Cost $3,000,000) †#~	930,000
4,328,000	Trapeza CDO I LLC 2006-10A, 6/6/41 #~	21,640

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated * (continued)
	Collateralized Debt Obligations (“CDO”) (continued)
2,051,020	Trapeza CDO I LLC 2006-11A F, 10.204% 10/10/41 #	$20,510
2,000,000	Trapeza CDO I LLC 2006-11A, 10/10/41 #~	200
5,000,000	WEBS CDO 2006-1 PS, 4/13/47 (Acquired 11/28/06, Cost $4,500,000) †#~	50

		14,441,706

	Collateralized Loan Obligations (“CLO”)–4.3%
1,500,000	Eirles Two Ltd. 262, 8.612% 8/3/21 #	971,250
4,700,000	Eirles Two Ltd. 263, 11.112% 8/3/21 #	2,808,250

		3,779,500

	Equipment Leases–4.7%
17,677,610	Aerco Limited 1X C1, 7/15/23 #~	441,940
13,872,336	Aerco Limited 2A B2, 7/15/25 (Acquired 7/20/06-1/18/07, Cost $7,144,231) †#~	679,744
21,741,557	Aerco Limited 2A C2, 7/15/25 (Acquired 4/20/06-8/14/06, Cost $7,970,045) †#~	652,247
1,330,550	DVI Receivables Corp. 2001-2 A3, 3.519% 11/8/31 #	260,788
2,556,221	DVI Receivables Corp. 2001-2 A4, 4.613% 11/11/09 #	552,144
11,584,089	DVI Receivables Corp. 2002-1 A3A, 3.077% 6/11/10 #	1,598,604
17,233,089	Lease Investment Flight Trust 1 C2, 7/15/31 #~	17,233

		4,202,700

	Home Equity Loans–0.8%
603,327	Ameriquest Mortgage Securities Inc. 2003-8 MV6, 6.645% 10/25/33	41,452
253,198	Conseco Finance 2001-C B2, 6.716% 8/15/33 #	240,791
1,604,770	Master Asset-Backed Securities Trust 2004-CI4 N2, 4/26/34 (Acquired 6/3/05, Cost $1,541,604) †#~	63,469
5,200,000	Meritage Asset Holdings 2005-2 N4, 7.500% 11/25/35 (Acquired 10/21/05, Cost $4,053,365) †#	56,680
2,832,535	Soundview Home Equity Loan Trust 2005-A B1, 5.895% 4/25/35 (Acquired 5/26/05, Cost $2,456,323) †#	161,171
2,331,598	Terwin Mortgage Trust 2005-11SL B7, 11/25/36 (Acquired 10/4/05, Cost $1,946,078) †#~	41,969
4,196,353	Terwin Mortgage Trust 2005-7SL, 7/25/35 (Acquired 7/1/05, Cost $3,664,048) †#~	420
15,000,000	Terwin Mortgage Trust 2005-R1, 12/28/36 (Acquired 12/20/05, Cost $11,119,542) †#~	14,250

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated * (continued)
	Home Equity Loans (continued)
12,799,000	Terwin Mortgage Trust 2006-R2 A, 3.196% 12/25/36 (Acquired 3/7/06, Cost $10,975,501) †#	$61,435

		681,637

	Recreational Equipment–0.4%
395,585	Green Tree Recreational Equipment & Consumer Trust 1996-C CTFS, 7.650% 10/15/17	374,628

	Total Asset-Backed Securities–Below Investment Grade or Unrated * (cost $263,792,675)	23,480,171

Corporate Bonds–Below Investment Grade or Unrated *–9.8% of Net Assets
	Apparel–0.4%
499,000	Rafaella Apparel Group Inc., 11.250% 6/15/11	349,300

	Automotives–1.6%
3,825,000	Metaldyne Corp., 11.000% 6/15/12	1,396,125

	Basic Materials–1.0%
2,310,000	Key Plastics LLC, 11.750% 3/15/13 (Acquired 2/22/07-6/14/07, Cost $2,322,452) †	924,000

	Finance–2.1%
2,849,000	Advanta Capital Trust I, 8.990% 12/17/26	1,866,095

	Industrials–0.9%
794,668	Home Products Inc., pays-in-kind 3/20/17 #~	87,413
1,159,000	Terphane Holding Corp., 12.500% 6/15/09 (Acquired 4/20/06-10/4/07, Cost $1,144,822) †	695,400

		782,813

	Manufacturing–0.7%
950,000	MAAX Corp., 9.750% 6/15/12	142,500
500,000	Wolverine Tube, Inc., 10.500% 4/1/09	460,000

		602,500

	Retail–1.3%
1,523,000	Lazydays RV Center Inc., 11.750% 5/15/12	1,111,790

	Telecommunications–1.8%
4,285,000	Primus Telecommunications GP, 8.000% 1/15/14	1,628,300

	Total Corporate Bonds–Below Investment Grade or Unrated * (cost $16,633,553)	8,660,923

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Mortgage-Backed Securities–Investment Grade *–0.9% of Net Assets
	Collateralized Mortgage Obligations–0.9%
6,930,598	Harborview Mortgage Loan Trust 2003-2 1X, 3.346% 10/19/33 interest-only strips	$200,932
4,798,539	Harborview Mortgage Loan Trust 2004-1 X, 3.241% 4/19/34 interest-only strips	141,533
913,953	Structured Asset Investment Loan Trust 2004-1 M5, 7.395% 2/25/34	174,746
1,305,646	Structured Asset Trust 2003-S A, 7.500% 12/28/33 (Acquired 12/18/03, Cost $1,294,482) †#	247,825

	Total Mortgage-Backed Securities–Investment Grade * (cost $4,369,415)	765,036

Mortgage-Backed Securities–Below Investment Grade or Unrated *–25.5% of Net Assets
	Collateralized Mortgage Obligations–25.4%
3,933,378	Countrywide Alternative Loan Trust 2006-6CB B4, 5.575% 5/25/36 #	646,883
5,708,146	Countrywide Alternative Loan Trust 2006-OA12 B4, 5.050% 9/20/46 #	330,273
3,620,500	Fremont Trust 2005-2 N3, 7.500% 6/25/35 (Acquired 12/13/05, Cost $3,300,047) †#	41,636
10,000,000	Greenwich Structured Adjustable Rate Mortgage Products 2005-3A N2, 2.000% 6/27/35 (Acquired 7/21/05, Cost $6,547,243) †#	4,750,000
15,217,394	Greenwich Structured Adjustable Rate Mortgage Products 2005-4A N-2, 7/27/45 (Acquired 9/22/05, Cost $8,317,827) †#	6,847,827
2,000,000	Harborview Corp. 2006-14 N4, 8.350% 3/19/38 (Acquired 2/21/07, Cost $1,696,014) †#	1,586,000
11,000,000	Harborview Corp. 2006-14 PS, 12/19/36 (Acquired 2/21/07, Cost $2,383,354) †#~	145,310
11,679,000	Harborview Corp. 2006-8A N5, 7/21/36 (Acquired 10/5/06, Cost $5,189,760) †#~	1,315,406
5,699,436	Harborview Mortgage Loan Trust 2006-4 B11, 4.550% 5/19/47 (Acquired 5/18/06, Cost $3,609,071) †#	349,546
6,531,239	Harborview Mortgage Loan Trust 2006-5 B1, 4.550% 7/19/47 #	419,632
12,000,000	Long Beach Asset Holdings Corp. 2005-WL1 N4, 7.500% 6/25/45 (Acquired 1/28/05-1/24/2006, Cost $11,070,054) †#	61,560
3,600,000	Long Beach Asset Holdings Corp. 2006-2 N3, 4/25/46 (Acquired 3/24/06, Cost $3,330,214) †#~	360
3,500,000	Long Beach Mortgage Loan Trust 2005-2 B2, 5.645% 4/25/35 (Acquired 4/19/06, Cost $3,117,400) †#	287,280
6,415,296	Long Beach Mortgage Loan Trust 2005-WL2 B3, 5.099% 8/25/35 (Acquired 10/17/06-3/1/07, Cost $4,614,642) †#	314,157
5,640,140	Park Place Securities Inc. 2005-WCW2 M11, 5.395% 7/25/35 (Acquired 5/10/06, Cost $4,640,571) †#	171,460

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Mortgage-Backed Securities–Below Investment Grade or Unrated * (continued)
	Collateralized Mortgage Obligations (continued)
5,000,000	Park Place Securities Inc. 2005-WCW3 M10, 5.395% 8/25/35 #	$688,000
1,600,000	Park Place Securities Inc. 2005-WHQ4, 5.395% 9/25/35 (Acquired 8/25/05, Cost $1,140,967) †#	105,808
2,000,000	Sharp SP I LLC Trust 2006-A HM3 N3, 12.500% 10/25/46 (Acquired 10/12/06, Cost $2,000,000) †#	1,838,560
3,842,000	Structured Asset Investment Loan Trust 2005-HE2 M10, 5.395% 7/25/35	111,710
7,264,313	Structured Asset Securities Corp. 1999-1 Note, 8/25/28 (Acquired 3/9/04, Cost $6,811,658) †#~	2,448,074

		22,459,482

	Residential–0.1%
16	Harborview 2006-8, 7/22/36 (Acquired 10/5/06, Cost $0) †#~	1
127,133	Indymac Indx CI-1 Corp., 6/25/46 (Acquired 7/17/06, Cost $3,455,094) †#~	59,752

		59,753

	Total Mortgage-Backed Securities–Below Investment Grade or Unrated * (cost $84,987,093)	22,519,235

Municipal Securities–0.1% of Net Assets
23,931	Pima County Arizona Health Care Facilities, Revenue Bonds, 6.000% 6/1/08	23,713
45,077	Pima County Arizona Health Care Facilities, Revenue Bonds, 6.274% 6/1/09	39,122
63,753	Pima County Arizona Health Care Facilities, Revenue Bonds, 6.455% 6/1/10	49,850

	Total Municipal Securities (cost $125,455)	112,685

Common Stocks–8.9% of Net Assets
	Consumer Products–0.1%
31,787	Home Products #~	953

	Energy–1.2%
285,400	Pinnacle Gas Resources, Inc. ~	1,041,710

	Financials–3.3%
14,000	Compass Diversified Trust	171,640
82,800	FSI Realty Trust (Acquired 4/26/07, Cost $828,00) †~	103,500
288,000	FSI Realty Trust Regulation D (Acquired 5/24/07, Cost $2,701,834) †~	360,000

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Common Stocks (continued)
	Financials (continued)
110,294	Mid Country (Acquired 5/22/07, Cost $1,874,998) †#~	$1,422,793
99,400	Star Asia Financial Ltd. (Acquired 2/22/07, Cost $994,000) †	919,450

		2,977,383

	Healthcare–0.5%
435,280	Insight Health Services Holdings Corp. ~	435,280

	Industrial–0.3%
111,695	Intermet Corporation #~	13,403
1,575	Port Townsend Paper Corp. ~	246,881

		260,284

	Technology–3.5%
300,500	Banctec Inc. (Acquired 6/20/07, Cost $2,404,000) †~	1,051,750
214,989	Ness Technologies, Inc. ~	1,949,950
8,745	Taiwan Semiconductor Manufacturing Company Ltd.	98,294

		3,099,994

	Total Common Stocks (cost $28,674,766)	7,815,604

Eurodollar Time Deposits–15.1% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated April 30, 2008, 1.500% maturing at $13,396,621 on May 1, 2008.	13,396,063

	Total Investments–97.4% of Net Assets (cost $434,453,168)	86,097,120

	Other Assets and Liabilities, net–2.6% of Net Assets	2,322,671

	Net Assets	$88,419,791

†	These securities are sold within the terms of a private placement memorandum, are exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

‡	See Note 2 of the accompanying Notes to the Financial Statements regarding investment valuations.

~	Non-income producing security. In the case of a bond, it missed its last coupon payment.

#	Security valued at fair value—See Note 2 of accompanying Notes to the Financial Statements regarding investment valuations.

*	Ratings are unaudited.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES

APRIL 30, 2008

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Assets:
Investments in securities, at value	$11,275,207	$49,998,543	$72,701,057
Investments in time deposits	1,045,357	3,546,896	13,396,063

Total investments in securities	12,320,564	53,545,439	86,097,120

Dividends and interest receivable	179,761	2,720,887	3,023,082
Receivable for fund shares sold	—	691	333
Receivable for investments sold	7,686	2,136	874,621
Other assets	—	9,946	29,972
Due from affiliates	6,895	69,895	104,056

Total assets	12,514,906	56,348,994	90,129,184

Liabilities:
Payable for fund shares redeemed	251,631	103,644	215,068
Dividends payable	62,782	913,979	1,260,010
Accrued expenses:
Advisory fees	3,751	21,716	62,112
Accounting fees	321	1,629	2,484
Distribution fees	1,488	11,628	19,212
Transfer agent fees	4,772	11,940	12,123
Other	51,986	121,118	138,384

Total liabilities	376,731	1,185,654	1,709,393

Net assets:	$12,138,175	$55,163,340	$88,419,791

Composition of Net Assets:
Common stock, $.001 par value	1,841	28,867	40,270
Paid-in capital	32,374,613	516,291,159	705,754,829
Undistributed net investment income/(loss)	(8,976)	2,702,987	(563,151)
Accumulated net realized gains/(losses) on investments	(6,292,072)	(151,416,397)	(268,456,109)
Net unrealized appreciation/(depreciation) on investments	(13,937,231)	(312,443,276)	(348,356,048)

Net assets	$12,138,175	$55,163,340	$88,419,791

Investments, at identified cost	$26,257,795	$365,988,715	$434,453,168

Shares Outstanding and Net Asset Value Per Share:
Class A Shares
Net assets	$6,782,034	$12,560,912	$22,950,472
Shares outstanding	1,028,698	6,573,634	10,464,134
Net asset value and redemption price per share	$6.59	$1.91	2.19
Offering price per share	$6.69 (a)	$1.95 (b)	$2.25 (c)
Class C Shares
Net assets	$155,900	$14,557,588	$19,663,971
Shares outstanding	23,740	7,633,888	8,949,772
Net asset value, offering and redemption price* per share	$6.57	$1.91	$2.20
Class I Shares
Net assets	$5,200,241	$28,044,840	$45,805,348
Shares outstanding	788,211	14,659,576	20,855,976
Net asset value, offering and redemption price per share	$6.60	$1.91	$2.20
*	Redemption Price Per Share varies by length of time shares are held.
(a)	Computation of Offering Price Per Share: 100/98.5 of net asset value.
(b)	Computation of Offering Price Per Share: 100/98 of net asset value.
(c)	Computation of Offering Price Per Share: 100/97.5 of net asset value.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF OPERATIONS

	Short Term Bond Fund
	Period Ended April 30, 2008	Year Ended June 30, 2007
Investment Income:
Dividend income	$—	$41,754
Interest income	3,331,966	4,190,170

Total investment income	3,331,966	4,231,924

Expenses:
Advisory fees	168,686	255,127
Accounting fees	114,170	21,868
Distribution service fees
Class A Shares	51,886	40,106
Class C Shares	9,169	900
Interest expense	3,046	—
Transfer agent fees	49,900	59,690
Legal fees	65,418	5,800
Audit fees	35,412	33,881
Custodian fees	11,779	13,071
Registration fees	24,028	17,874
Directors’ fees	16,373	14,482
Insurance premiums	4,781	3,462
Other	10,260	7,655

Total expenses	564,908	473,916
Expenses paid and waived by the Adviser	(193,846)	(72,893)

Net expenses	371,062	401,023

Net investment income/(loss)	2,960,904	3,830,901

Realized and Unrealized Gains/(Losses) on Investments
Net realized gains/(losses) on investments	(5,826,452)	(28,377)
Net realized gains on expiration of options	—	—
Net change in unrealized (depreciation)	(12,723,713)	(39,446)

Change in net assets resulting from operations	$(15,589,261)	$3,763,078

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF OPERATIONS

	Intermediate Bond Fund		High Income Fund
	Period Ended April 30, 2008	Year Ended June 30, 2007	Period Ended April 30, 2008	Year Ended June 30, 2007
Investment Income:
Dividend income	$487,500	$1,044,213	$386,008 (a)	$7,623,937	(b)
Interest income	33,564,126	64,657,799	43,078,955	131,992,279

Total investment income	34,051,626	65,702,012	43,464,963	139,616,216

Expenses:
Advisory fees	1,150,188	3,542,774	1,986,636	9,150,453
Accounting fees	536,876	265,709	517,686	366,019
Distribution service fees
Class A Shares	237,766	805,004	226,237	1,353,781
Class C Shares	587,400	1,792,239	476,096	2,244,521
Interest expense	91,389	—	35,151	—
Transfer agent fees	189,114	363,578	144,375	230,407
Legal fees	290,174	70,548	293,145	176,609
Audit fees	81,942	66,352	88,901	69,970
Custodian fees	11,785	15,494	18,402	59,605
Registration fees	39,844	74,538	52,343	34,993
Directors’ fees	16,373	14,482	16,373	14,482
Insurance premiums	29,222	39,159	25,868	65,472
Other	49,912	49,806	40,911	59,436

Total expenses	3,311,985	7,099,683	3,922,124	13,825,748
Expenses paid and waived by the Adviser	(723,427)	—	(834,198)	—

Net expenses	2,588,558	7,099,683	3,087,926	13,825,748

Net investment income/(loss)	31,463,068	58,602,329	40,377,037	125,790,468

Realized and Unrealized Gains/(Losses) on Investments
Net realized gains/(losses) on investments	(147,463,952)	913,146	(259,998,452)	13,519,355
Net realized gains on expiration of options	—	—	—	291,404
Net change in unrealized (depreciation)	(254,824,236)	(43,839,492)	(195,700,055)	(110,971,050)

Change in net assets resulting from operations	$(370,825,120)	$15,675,983	$(415,321,470)	$28,630,177

(a)	Net of foreign taxes withheld of $16,435.
(b)	Net of foreign taxes withheld of $66,512.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Short Term Bond Fund
	Period Ended April 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006
Change in Net Assets:
Operations:
Net investment income	$2,960,904	$3,830,901	$3,129,261
Net realized gains/(losses) on investments	(5,826,452)	(28,377)	98,911
Net change in unrealized (depreciation) on investments	(12,723,713)	(39,446)	(348,086)

Change in net assets resulting from operations	(15,589,261)	3,763,078	2,880,086

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,304,903)	(827,912)	(216,106)
Class C Shares	(116,491)	(10,006)	(12,097)
Class I Shares	(1,587,147)	(3,051,704)	(3,060,824)

Total distribution to shareholders	(3,008,541)	(3,889,622)	(3,289,027)

Capital Transactions
Change in net assets resulting from capital transactions (Note 7)	(58,802,189)	23,411,418	(5,330,603)

Change in net assets	(77,399,991)	23,284,874	(5,739,544)

Net Assets
Beginning of period	89,538,166	66,253,292	71,992,836

End of period	$12,138,175	$89,538,166	$66,253,292

Undistributed (distributions in excess) net investment income	$(8,976)	$—	$4,999

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Intermediate Bond Fund
	Period Ended April 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006
Change in Net Assets:
Operations:
Net investment income	$31,463,068	$58,602,329	$37,265,786
Net realized gains/(losses) on investments	(147,463,952)	913,146	(1,741,248)
Net change in unrealized (depreciation) on investments	(254,824,236)	(43,839,492)	(3,885,048)

Change in net assets resulting from operations	(370,825,120)	15,675,983	31,639,490

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(9,824,559)	(21,532,088)	(14,091,847)
Class C Shares	(9,673,093)	(18,948,268)	(12,541,332)
Class I Shares	(10,606,116)	(18,452,995)	(10,862,838)

Total distribution to shareholders	(30,103,768)	(58,933,351)	(37,496,017)

Capital Transactions
Change in net assets resulting from capital transactions (Note 7)	(557,327,537)	389,659,575	188,872,899

Change in net assets	(958,256,425)	346,402,207	183,016,372

Net Assets
Beginning of period	1,013,419,765	667,017,558	484,001,186

End of period	$55,163,340	$1,013,419,765	$667,017,558

Undistributed net investment income	$2,702,987	$31,669	$6,000

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	High Income Fund
	Period Ended April 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006
Change in Net Assets:
Operations:
Net investment income	$40,377,037	$125,790,468	$124,889,192
Net realized gains/(losses) on investments	(259,998,452)	13,810,759	765,053
Net change in unrealized (depreciation) on investments	(195,700,055)	(110,971,050)	(14,014,203)

Change in net assets resulting from operations	(415,321,470)	28,630,177	111,640,042

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(15,692,224)	(61,511,869)	(55,534,145)
Class C Shares	(11,106,919)	(32,475,050)	(29,176,340)
Class I Shares	(20,467,942)	(43,853,012)	(39,958,840)
Distributions from net realized gain on investments
Class A Shares	—	(3,593,650)	(5,789,356)
Class C Shares	—	(1,976,827)	(3,163,965)
Class I Shares	—	(2,520,518)	(4,178,366)

Total distribution to shareholders	(47,267,085)	(145,930,926)	(137,801,012)

Capital Transactions
Change in net assets resulting from capital transactions (Note 7)	(505,927,803)	(27,485,988)	114,153,635

Change in net assets	(968,516,358)	(144,786,737)	87,992,665

Net Assets
Beginning of period	1,056,936,149	1,201,722,886	1,113,730,221

End of period	$88,419,791	$1,056,936,149	$1,201,722,886

Undistributed (distributions in excess) net investment income	$(563,151)	$1,418,382	$8,696

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF CASH FLOWS

FOR THE PERIOD ENDED APRIL 30, 2008

	Short Term Bond Fund	Intermediate Bond Fund
Cash flows from operating activities
Net decrease in net assets from operations	$(15,589,261)	$(370,825,120)
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities
Purchase of investment securities	(11,084,542)	(17,136,853)
Proceeds from disposition of investment securities	52,183,914	574,475,242
Purchase of short-term investment securities, net	9,851,431	(65,102)
Proceeds from principal payments	4,685,217	7,575,029
Change in unrealized (appreciation)/depreciation on investment securities	12,723,713	254,824,236
Amortization/accretion of premiums/discount on investment securities	(144,874)	424,086
Net realized (gain)/loss on investment securities	5,826,452	147,463,952
Net realized (gain)/loss on principal payments	38,661	(116,405)
(Increase)/decrease in dividends and interest receivable	476,440	7,506,980
(Increase)/decrease in receivables for shares sold	805,809	1,431,774
(Increase)/decrease in receivables for securities sold	2,047,314	1,743,453
Increase/(decrease) in due from affiliates	(6,895)	(69,895)
Increase/(decrease) in payables for shares redeemed	247,790	(1,014,913)
Increase/(decrease) in payables for dividends payable	(248,525)	(1,625,493)
Increase/(decrease) in payables for securities purchased	—	(16,607,613)
Increase/(decrease) in advisory fees	(13,790)	(315,853)
Increase/(decrease) in accounting fees	(1,784)	(23,689)
Increase/(decrease) in distribution fees	(4,798)	(237,469)
Increase/(decrease) in transfer agent fees	(423)	(23,587)
Increase/(decrease) in accrued expenses	18,881	48,545

Net cash provided by/(used in) operating activities	61,810,730	587,431,305

Cash flows from financing activities
Proceeds from shares sold	51,329,296	141,514,314
Payment on shares redeemed	(110,744,908)	(711,420,219)
Cash distributions paid	(2,395,118)	(17,525,400)

Net cash provided by/(used in) financing activities	(61,810,730)	(587,431,305)

Net increase/(decrease) in cash	—	—

Cash
Beginning balance	—	—

Ending balance	$—	$—

Supplemental disclosure of cash flow information: Noncash financing activities not included herein consist of reinvestment of dividends and other distributions of $613,423 and $12,578,368 for Short Term Bond Fund and Intermediate Bond Fund, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF CASH FLOWS

FOR THE PERIOD ENDED APRIL 30, 2008

High Income Fund
Cash flows from operating activities
Net decrease in net assets from operations	$(415,321,470)
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities
Purchase of investment securities	(73,819,749)
Proceeds from disposition of investment securities	569,448,239
Purchase of short-term investment securities, net	4,207,004
Proceeds from principal payments	5,447,376
Change in unrealized (appreciation)/depreciation on investment securities	195,700,055
Amortization/accretion of premiums/discount on investment securities	9,468
Net realized (gain)/loss on investment securities	259,998,452
Net realized (gain)/loss on principal payments	(1,356,189)
(Increase)/decrease in dividends and interest receivable	12,492,887
(Increase)/decrease in receivables for shares sold	176,566
(Increase)/decrease in receivables for securities sold	15,133,699
Increase/(decrease) in due from affiliates	(104,056)
Increase/(decrease) in payables for shares redeemed	(7,604,036)
Increase/(decrease) in payables for dividends payable	(4,371,095)
Increase/(decrease) in payables for securities purchased	(5,959,692)
Increase/(decrease) in advisory fees	(643,716)
Increase/(decrease) in accounting fees	(25,749)
Increase/(decrease) in distribution fees	(259,513)
Increase/(decrease) in transfer agent fees	(6,174)
Increase/(decrease) in accrued expenses	52,581

Net cash provided by/(used in) operating activities	553,194,888

Cash flows from financing activities
Proceeds from shares sold	95,971,011
Payment on shares redeemed	(624,296,238)
Cash distributions paid	(24,869,661)

Net cash provided by/(used in) financing activities	(553,194,888)

Net increase/(decrease) in cash	—

Cash
Beginning balance	—

Ending balance	$—

Supplemental disclosure of cash flow information: Noncash financing activities not included herein consist of reinvestment of dividends and other distributions of $22,397,424 for High Income Fund.

Total cash paid for interest was $35,151 for High Income Fund.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MORGAN KEEGAN SELECT FUND, INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) on Investments	Total From Investment Operations	Dividends From Net Investment Income
Short Term Bond Fund
Class A Shares
Period Ended April 30, 2008	$9.99	0.48	(3.40)	(2.92)	(0.48)
Year Ended June 30, 2007	$9.98	0.51	0.02	0.53	(0.52)
Year Ended June 30, 2006	$10.04	0.42	(0.04)	0.38	(0.44)
Period Ended June 30, 2005*	$10.24	0.31	(0.19)	0.12	(0.32)
Year Ended August 31, 2004	$10.22	0.29	0.02	0.31	(0.29)
Year Ended August 31, 2003	$9.94	0.36	0.28	0.64	(0.36)
Year Ended August 31, 2002	$10.11	0.39	(0.17)	0.22	(0.39)

Short Term Bond Fund
Class C Shares
Period Ended April 30, 2008	$9.96	0.47	(3.39)	(2.92)	(0.47)
Year Ended June 30, 2007	$9.96	0.49	0.01	0.50	(0.50)
Period Ended June 30, 2006 (6)	$10.00	0.27	(0.02)	0.25	(0.29)

Short Term Bond Fund
Class I Shares
Period Ended April 30, 2008	$9.99	0.50	(3.39)	(2.89)	(0.50)
Year Ended June 30, 2007	$9.98	0.53	0.02	0.55	(0.54)
Year Ended June 30, 2006	$10.04	0.44	(0.04)	0.40	(0.46)
Period Ended June 30, 2005*	$10.25	0.34	(0.20)	0.14	(0.35)
Year Ended August 31, 2004	$10.22	0.32	0.03	0.35	(0.32)
Year Ended August 31, 2003	$9.94	0.39	0.28	0.67	(0.39)
Year Ended August 31, 2002	$10.12	0.41	(0.18)	0.23	(0.41)

*	The Fund changed its fiscal year from August 31 to June 30.

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(3)	Not annualized for periods less than one year.

(4)	Ratio annualized for periods less than one year.

(5)	This voluntary expense decrease is reflected in both the net investment income and expense ratios.

(6)	From the commencement of investment operations on November 4, 2005.

(7)	Amount less than $0.005.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

					Ratios to Average Net Assets			Supplemental Data
Distributions from Capital Gains		Total Distributions	Net Asset Value, End of Period	Total Return (1)(3)	Net Investment Income (4)	Net Expenses (4)	Expense Waiver/ Reimbursement (4)(5)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate (2)

—		(0.48)	$6.59	(30.03)%	6.07%	0.89%	0.41%	$6,782	25%
—		(0.52)	$9.99	5.36%	4.99%	0.74%	0.10%	$32,850	64%
—		(0.44)	$9.98	3.85%	4.18%	0.89%	0.03%	$4,986	47%
—		(0.32)	$10.04	1.21%	3.65%	1.08%	0.23%	$5,097	26%
—		(0.29)	$10.24	3.02%	2.76%	1.14%	0.23%	$7,396	92%
—		(0.36)	$10.22	6.57%	3.48%	1.19%	0.28%	$4,136	37%
—	(7)	(0.39)	$9.94	2.22%	3.77%	1.27%	0.40%	$969	20%

—		(0.47)	$6.57	(30.15)%	5.85%	1.11%	0.39%	$156	25%
—		(0.50)	$9.96	5.06%	4.79%	0.94%	0.10%	$765	64%
—		(0.29)	$9.96	2.50%	3.98%	1.09%	0.03%	$81	47%

—		(0.50)	$6.60	(29.79)%	6.31%	0.65%	0.40%	$5,200	25%
—		(0.54)	$9.99	5.62%	5.24%	0.49%	0.10%	$55,923	64%
—		(0.46)	$9.98	4.12%	4.43%	0.64%	0.03%	$61,186	47%
—		(0.35)	$10.04	1.35%	3.97%	0.81%	0.39%	$66,896	26%
—		(0.32)	$10.25	3.44%	3.07%	0.84%	0.54%	$62,281	92%
—		(0.39)	$10.22	6.86%	3.84%	0.90%	0.60%	$40,957	37%
—	(7)	(0.41)	$9.94	2.30%	4.05%	0.98%	0.69%	$28,151	20%

MORGAN KEEGAN SELECT FUND, INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) on Investments	Total From Investment Operations	Dividends From Net Investment Income
Intermediate Bond Fund
Class A Shares
Period Ended April 30, 2008	$9.46	0.66	(7.64)	(6.98)	(0.57)
Year Ended June 30, 2007	$9.83	0.66	(0.37)	0.29	(0.66)
Year Ended June 30, 2006	$9.93	0.66	(0.10)	0.56	(0.66)
Year Ended June 30, 2005	$10.03	0.70	(0.11)	0.59	(0.69)
Year Ended June 30, 2004	$10.39	0.74	(0.28)	0.46	(0.80)
Year Ended June 30, 2003	$10.17	0.76	0.21	0.97	(0.75)

Intermediate Bond Fund
Class C Shares
Period Ended April 30, 2008	$9.45	0.64	(7.63)	(6.99)	(0.55)
Year Ended June 30, 2007	$9.83	0.62	(0.38)	0.24	(0.62)
Year Ended June 30, 2006	$9.92	0.62	(0.09)	0.53	(0.62)
Year Ended June 30, 2005	$10.03	0.67	(0.12)	0.55	(0.66)
Year Ended June 30, 2004	$10.38	0.71	(0.27)	0.44	(0.77)
Year Ended June 30, 2003	$10.17	0.73	0.20	0.93	(0.72)

Intermediate Bond Fund
Class I Shares
Period Ended April 30, 2008	$9.46	0.67	(7.64)	(6.97)	(0.58)
Year Ended June 30, 2007	$9.84	0.68	(0.38)	0.30	(0.68)
Year Ended June 30, 2006	$9.93	0.68	(0.09)	0.59	(0.68)
Year Ended June 30, 2005	$10.04	0.73	(0.12)	0.61	(0.72)
Year Ended June 30, 2004	$10.39	0.77	(0.27)	0.50	(0.83)
Year Ended June 30, 2003	$10.17	0.79	0.21	1.00	(0.78)

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(3)	Not annualized for periods less than one year.

(4)	Ratio annualized for periods less than one year.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

				Ratios to Average Net Assets			Supplemental Data
Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return (1)(3)	Net Investment Income (4)	Net Expenses (4)	Expense Waiver/ Reimbursement (4)(5)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate (2)

—	(0.57)	$1.91	(76.98)%	11.11%	0.88%	0.24%	$12,561	5%
—	(0.66)	$9.46	2.88%	6.69%	0.76%	—	$358,282	61%
—	(0.66)	$9.83	5.77%	6.61%	0.78%	—	$232,900	71%
—	(0.69)	$9.93	6.05%	6.84%	0.78%	—	$191,439	49%
(0.02)	(0.82)	$10.03	4.68%	7.30%	0.81%	—	$98,194	47%
—	(0.75)	$10.39	9.99%	7.38%	0.85%	—	$82,786	38%

—	(0.55)	$1.91	(77.03)%	10.77%	1.23%	0.24%	$14,557	5%
—	(0.62)	$9.45	2.42%	6.34%	1.11%	—	$348,522	61%
—	(0.62)	$9.83	5.51%	6.26%	1.13%	—	$227,244	71%
—	(0.66)	$9.92	5.58%	6.49%	1.13%	—	$174,382	49%
(0.02)	(0.79)	$10.03	4.42%	6.95%	1.16%	—	$107,801	47%
—	(0.72)	$10.38	9.40%	7.03%	1.20%	—	$84,554	38%

—	(0.58)	$1.91	(76.91)%	11.40%	0.60%	0.28%	$28,045	5%
—	(0.68)	$9.46	3.03%	6.94%	0.51%	—	$306,616	61%
—	(0.68)	$9.84	6.14%	6.86%	0.53%	—	$206,874	71%
—	(0.72)	$9.93	6.21%	7.09%	0.53%	—	$118,180	49%
(0.02)	(0.85)	$10.04	5.04%	7.55%	0.56%	—	$44,489	47%
—	(0.78)	$10.39	10.15%	7.63%	0.60%	—	$33,348	38%

MORGAN KEEGAN SELECT FUND, INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions from Capital Gains
High Income Fund
Class A Shares
Period Ended April 30, 2008	$9.21	0.73	(6.99)	(6.26)	(0.76)	—
Year Ended June 30, 2007	$10.19	1.03	(0.80)	0.23	(1.14)	(0.07)
Year Ended June 30, 2006	$10.42	1.11	(0.11)	1.00	(1.11)	(0.12)
Year Ended June 30, 2005	$10.53	1.27	(0.03)	1.24	(1.21)	(0.14)
Year Ended June 30, 2004	$10.55	1.09	0.30	1.39	(1.11)	(0.30)
Year Ended June 30, 2003	$10.47	1.21	0.04	1.25	(1.14)	(0.03)

High Income Fund
Class C Shares
Period Ended April 30, 2008	$9.21	0.71	(6.98)	(6.27)	(0.74)	—
Year Ended June 30, 2007	$10.19	0.98	(0.80)	0.18	(1.09)	(0.07)
Year Ended June 30, 2006	$10.42	1.06	(0.11)	0.95	(1.06)	(0.12)
Year Ended June 30, 2005	$10.54	1.22	(0.04)	1.18	(1.16)	(0.14)
Year Ended June 30, 2004	$10.55	1.04	0.31	1.35	(1.06)	(0.30)
Year Ended June 30, 2003	$10.47	1.16	0.04	1.20	(1.09)	(0.03)

High Income Fund
Class I Shares
Period Ended April 30, 2008	$9.21	0.74	(6.98)	(6.24)	(0.77)	—
Year Ended June 30, 2007	$10.19	1.06	(0.80)	0.26	(1.17)	(0.07)
Year Ended June 30, 2006	$10.42	1.14	(0.11)	1.03	(1.14)	(0.12)
Year Ended June 30, 2005	$10.54	1.30	(0.04)	1.26	(1.24)	(0.14)
Year Ended June 30, 2004	$10.55	1.11	0.31	1.42	(1.13)	(0.30)
Year Ended June 30, 2003	$10.47	1.24	0.04	1.28	(1.17)	(0.03)

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(3)	Not annualized for periods less than one year.

(4)	Ratio annualized for periods less than one year.

(5)	This voluntary expense decrease is reflected in both the net investment income and expense ratios.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

			Ratios to Average Net Assets			Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1)(3)	Net Investment Income (4)	Net Expenses (4)	Expense Waiver/ Reimbursement (4)(5)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate (2)

(0.76)	$2.19	(71.35)%	15.47%	1.19%	0.30%	$22,951	23%
(1.21)	$9.21	1.97%	10.46%	1.10%	—	$460,039	90%
(1.23)	$10.19	10.13%	10.83%	1.09%	—	$527,093	106%
(1.35)	$10.42	12.32%	12.15%	1.10%	—	$504,372	86%
(1.41)	$10.53	14.05%	10.23%	1.11%	—	$391,100	79%
(1.17)	$10.55	12.72%	10.99%	1.13%	—	$298,816	67%

(0.74)	$2.20	(71.34)%	14.98%	1.67%	0.31%	$19,664	23%
(1.16)	$9.21	1.46%	9.96%	1.60%	—	$268,429	90%
(1.18)	$10.19	9.58%	10.33%	1.59%	—	$294,721	106%
(1.30)	$10.42	11.65%	11.65%	1.60%	—	$276,194	86%
(1.36)	$10.54	13.59%	9.73%	1.61%	—	$219,313	79%
(1.12)	$10.55	12.16%	10.48%	1.64%	—	$173,290	67%

(0.77)	$2.20	(71.14)%	15.76%	0.89%	0.34%	$45,805	23%
(1.24)	$9.21	2.22%	10.71%	0.85%	—	$328,468	90%
(1.26)	$10.19	10.40%	11.08%	0.84%	—	$379,909	106%
(1.38)	$10.42	12.48%	12.40%	0.85%	—	$333,164	86%
(1.43)	$10.54	14.44%	10.48%	0.86%	—	$209,361	79%
(1.20)	$10.55	13.00%	11.24%	0.88%	—	$110,695	67%

MORGAN KEEGAN SELECT FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS

1	Organization

Morgan Keegan Select Fund, Inc. (the “Company”) was organized as a Maryland corporation on October 27, 1998. The Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company consists of three portfolios, each with its own investment objective. The accompanying financial statements are for Regions Morgan Keegan Select Short Term Bond Fund (“Short Term Bond Fund”), Regions Morgan Keegan Select Intermediate Bond Fund (“Intermediate Bond Fund”) and Regions Morgan Keegan Select High Income Fund (“High Income Fund”) (each a “Fund” and, collectively, the “Funds”). High Income Fund is closed to new investors. Any shareholder that owned High Income Fund in an existing account as of November 1, 2005 may purchase additional shares in their account. The Fund reserves its right to change this policy at any time.

The Funds offer three classes of shares: Class A Shares, Class C Shares and Class I Shares. The Articles of Incorporation permit the Board of Directors to issue full and fractional shares of common stock (with a par value of $0.001) for each class as follows:

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Class A Shares	100,000,000	100,000,000	300,000,000
Class C Shares	100,000,000	100,000,000	300,000,000
Class I Shares	100,000,000	100,000,000	300,000,000

Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under the Funds’ distribution plan and voting rights on matters affecting a single class of shares. Class A Shares are sold at net asset value (“NAV”) plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. Purchases of Class A Shares of $1 million or more are sold at NAV and have a 1% contingent deferred sales charge (“CDSC”) if the shares are redeemed within one year of purchase. Class C Shares and Class I Shares are sold without a sales charge at NAV per share. Class C Shares have a 1% CDSC if shares are redeemed within one year of purchase. Class I Shares are available only to a limited group of investors at the discretion of the Funds through special programs like employer-sponsored retirement plans, advisory accounts of the investment adviser and certain programs available through brokers, like wrap accounts. These programs usually involve special conditions and separate fees. The assets of each Fund of the Company are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

MORGAN KEEGAN SELECT FUND, INC.

Under the Company’s organizational documents and contractual arrangements with its directors who are not “interested persons” of the Company within the meaning of the 1940 Act (“Independent Directors”), the Company’s officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Company on behalf of the Funds enters into contracts with vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

At the April 21, 2008 meeting of the Company’s Board of Directors (the “Board”), the Board approved changing the fiscal year-end of each Fund from June 30 to April 30, effective immediately. The Board also approved changing the tax year-end of Intermediate Bond Fund and High Income Fund from June 30 to April 30; the tax year-end of Short Term Bond Fund will remain June 30.

2	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Investment Valuations—Investments in securities listed or traded on a securities exchange are valued at the last quoted sale price on the exchange where the security is primarily traded as of the close of business on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, on the valuation date. Equity securities traded on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked price (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be the last trade to occur before the market closes. Securities traded in the over-the-counter market and listed securities for which no sales were reported for that date are valued at the last quoted bid price.

Equity and debt securities issued in private placements are valued on the bid side by a primary market dealer. Long-term debt securities (including U.S. government securities, listed corporate bonds, other debt and asset-backed securities, and

MORGAN KEEGAN SELECT FUND, INC.

unlisted securities and private placement securities) are generally valued at the latest price furnished by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are readily available are valued by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of Morgan Asset Management, Inc. (the “Adviser”)’s Valuation Committee, does not represent market value.

Investments in open-end registered investment companies, if any, are valued at NAV as reported by those investment companies. Foreign securities denominated in foreign currencies, if any, are translated from the local currency into U.S. dollars using current exchange rates.

Investments for which market quotations are not readily available, or if available quotations are not believed to be reflective of market value, are valued at fair value as determined by the Adviser’s Valuation Committee using procedures established by and under the supervision of the Company’s Board of Directors. The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing services is inaccurate.

Among the more specific factors that are considered by the Valuation Committee in determining the fair value of a security are: (1) type of security; (2) financial statements of the issuer; (3) cost at date of purchase (generally used for initial valuation); (4) size of the Fund’s holding; (5) for restricted securities, the discount from market value of unrestricted securities of the same class at the time of purchase; (6) the existence of a shelf registration for restricted securities; (7) information as to any transactions or offers with respect to the security; (8) special reports prepared by analysts; (9) the existence of merger proposals,

MORGAN KEEGAN SELECT FUND, INC.

tender offers or similar events affecting the security; (10) the price and extent of public trading in similar securities of the issuer or comparable companies; (11) the fundamental analytical data relating to the investment; (12) the nature and duration of restrictions on disposition of the securities; and (13) evaluation of the forces which influence the market in which these securities are purchased and sold.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

Market instability may also affect the liquidity of the Funds’ portfolios. Under such market conditions, many of the Funds’ portfolio securities may be deemed to be illiquid. “Illiquid securities” are generally those that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This may result in illiquid securities being disposed of at a price different from the recorded value since the market price of illiquid securities generally is more volatile than that of more liquid securities. This illiquidity of portfolio securities may result in the Funds incurring greater losses on the sale of some portfolio securities than under more stable market conditions. Such losses can adversely impact the Funds’ NAVs per share. The Adviser or its affiliates may periodically purchase shares of the Funds at NAV or take other steps to provide liquidity but are not required to do so. Moreover, there is no assurance that these measures would be sufficient to avoid adverse impact on the Funds.

In light of the market instability and the complexity of fair value judgments, the Funds, effective August 2007, hired an external valuation consultant to assist the Funds in determining the fair value of certain of the Funds’ portfolio securities under the Adviser’s supervision and in accordance with the Funds’ valuation procedures. Fair valuation procedures are currently being used to value a substantial portion of the assets of the Funds. The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in this valuation process.

The degree of judgment involved in determining the fair value of an investment security is dependent upon the availability of quoted market prices or observable market parameters. When observable market prices and parameters do not exist, judgment is necessary to estimate fair value. The valuation process takes into consideration factors such as interest rate changes, movements in credit spreads, default rate assumptions, prepayment assumptions, type and quality of collateral, security seasoning, and market dislocation. Imprecision in estimating fair value can

MORGAN KEEGAN SELECT FUND, INC.

impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

As of April 30, 2008, certain debt securities held by Short Term Bond Fund, Intermediate Bond Fund and High Income Fund were fair valued and the value of those securities represented approximately 26.7%, 59.6% and 59.4% of net assets, respectively. The following tables reconcile the beginning and ending balances of investments which were fair valued during the ten-month period ended April 30, 2008, including demonstrating the amounts of purchases/(sales), realized gains/(losses), changes in unrealized appreciation/(depreciation), and the effects of accretion/(amortization). Change source to/(from) fair value represents securities that were fair valued during some but not all of the period. For the period in which the securities were not fair valued, they were priced under the Funds’ pricing procedures based on market quotations.

	Short Term Bond Fund
	Asset-Backed Securities	Corporate Bonds	Mortgage-Backed Securities	Other Securities	Total
Investments at value—June 30, 2007	$21,220,336	$2,837,500	$2,239,791	$1,530,000	$27,827,627
Net purchases (sales) at cost	(6,213,583)	(2,016,342)	(198,923)	(1,618,128)	(10,046,976)
Realized gains (loss)	(2,261,699)	(2,636)	(1,140,231)	118,128	(3,286,438)
Change in unrealized (depreciation)	(9,853,373)	(787,605)	(569,951)	(30,000)	(11,240,929)
Accretion (amortization)	9,879	(15,917)	(586)	—	(6,624)
Change source to/(from) fair value	—	—	—	—	—

Investments at value—April 30, 2008	$2,901,560	$15,000	$330,100	$—	$3,246,660

	Intermediate Bond Fund
	Asset-Backed Securities	Corporate Bonds	Mortgage-Backed Securities	Other Securities	Total
Investments at value—June 30, 2007	$375,652,452	$127,353,613	$55,482,284	$21,037,962	$579,526,311
Net purchases (sales) at cost	(92,482,099)	(77,164,029)	(22,988,965)	(8,513,334)	(201,148,427)
Realized gains (loss)	(64,062,707)	(19,186,262)	(27,061,819)	222,289	(110,088,499)
Change in unrealized (depreciation)	(196,779,147)	(24,395,788)	(646,168)	(10,515,768)	(232,336,871)
Accretion (amortization)	(277,842)	(36,534)	1,213,632	4,851	904,107
Change source to/(from) fair value	(1,102,507)	(2,850,000)	—	—	(3,952,507)

Investments at value—April 30, 2008	$20,948,150	$3,721,000	$5,998,964	$2,236,000	$32,904,114

MORGAN KEEGAN SELECT FUND, INC.

	High Income Fund
	Asset-Backed Securities	Corporate Bonds	Mortgage-Backed Securities	Other Securities	Total
Investments at value—June 30, 2007	$392,452,229	$44,790,533	$157,329,782	$53,410,436	$647,982,980
Net purchases (sales) at cost	(117,176,144)	(37,827,384)	(43,858,476)	(39,897,591)	(238,759,595)
Realized gains (loss)	(119,729,798)	(7,796,983)	(70,524,338)	(10,431,196)	(208,482,315)
Change in unrealized (depreciation)	(147,652,216)	(332,423)	(20,279,220)	(2,027,618)	(170,291,477)
Accretion (amortization)	(250,552)	28,671	(12,398)	—	(234,279)
Change source to/(from) fair value	19,701,914	1,960,000	—	630,000	22,291,914

Investments at value—April 30, 2008	$27,345,433	$822,414	$22,655,350	$1,684,031	$52,507,228

In September 2006, the Financial Accounting Standards Board (“FASB”) issued its new Standard No. 157, Fair Value Measurements (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in GAAP and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Funds have chosen not to early adopt this standard.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis, adjusted based on management’s assessment of the collectability of such interest. At April 30, 2008, there is no income being accrued related to $75, $1,263,936 and $19,375,776 of the value of securities owned by Short Term Bond Fund, Intermediate Bond Fund and High Income Fund, respectively.

Federal Income Taxes—Each Fund of the Company is treated as a separate corporation for federal tax purposes. No provision for federal income or excise taxes is required because each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all its net investment income and net realized capital gains to its shareholders.

Expenses—Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the

MORGAN KEEGAN SELECT FUND, INC.

Company are allocated among the respective Funds based upon relative net assets. Expenses directly attributable to a class of shares are charged directly to that class.

Class Allocations—The investment income, fees and expenses (other than class specific fees and expenses) and realized and unrealized gains and losses of a Fund are allocated to each class of shares based upon their relative net assets or another appropriate basis on the date the income is earned or the expenses and realized and unrealized gains and losses are incurred.

Dividends and Other Distributions to Shareholders—Each Fund declares daily and pays monthly dividends to its shareholders from its net investment income. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends are declared separately for each share class. No share class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific fees and expenses. Dividends and other distributions to shareholders are recorded on the ex-distribution date. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, net operating losses, paydowns and distributions), they are reclassified within the composition of net assets based on their federal tax treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized capital gains exceed such income and capital gains for tax purposes, they are reported as a return of capital.

Restricted Securities—The Funds own investment securities that are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include the securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At April 30, 2008, Short Term Bond Fund, Intermediate Bond Fund and High Income Fund had restricted securities with an aggregate value of $3,246,586, $35,260,360 and $51,398,065, respectively, representing 26.7%, 63.9% and 58.1% of the net assets of Short Term Bond Fund, Intermediate Bond Fund and High Income Fund, respectively.

MORGAN KEEGAN SELECT FUND, INC.

Repurchase Agreements—The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreement”). The Funds may invest in repurchase agreements with institutions that are deemed by the Adviser to be of good standing and creditworthy. A third-party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which is required at all times to at least equal the principal amount of the repurchase transaction and accrued interest. In the event of counterparty default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. However, there could be potential losses to the Funds in the event of default or bankruptcy by the counterparty to the agreement if the Funds are delayed or prevented from exercising their rights to dispose of the collateral, including the risk of possible decline in the value of the collateral during the period while the Funds seek to assert their rights.

Options Writing—When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option in excess of the amounts recorded in the Statements of Assets and Liabilities.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and

MORGAN KEEGAN SELECT FUND, INC.

liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash—Cash represents deposits in bank accounts.

Accounting Pronouncements—Effective December 31, 2007, the Funds became subject to FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 requires the evaluation, recognition, measurement, and disclosure in financial statements of tax positions taken on previously filed tax returns or expected to be taken on future returns. Each tax position must meet a recognition threshold that it is “more-likely-than-not” (i.e., has a likelihood of more than 50%), based on the technical merits, that the position will be sustained upon examination by the applicable taxing authority. In evaluating whether a tax position has met the threshold, a Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position not deemed to meet the “more-likely-than-not” threshold is recorded as a tax expense in the current year.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major taxing jurisdictions, including the Internal Revenue Service. As of April 30, 2008, open taxable years consisted of the taxable years ended June 30, 2005 through April 30, 2008. No examination of any Fund is currently in progress.

Each Fund has reviewed all its open taxable years for all major taxing jurisdictions and concluded that application of FIN 48 resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on any Fund’s tax return for the taxable year ended April 30, 2008. The Funds also are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

3	Below Investment Grade Debt Securities Risk

The Funds have significant investments in below investment grade debt securities, including mortgage-backed and asset-backed securities. Below investment grade debt securities, commonly known as “junk bonds,” involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers have experienced financial stress that could

MORGAN KEEGAN SELECT FUND, INC.

adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below investment grade securities may be subject to market conditions, events of default or other circumstances that cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover its investment in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, a Fund’s ability to achieve current income for its stockholders may be diminished. The Funds also are subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

Mortgage-backed and asset-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties or other assets. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

4	Agreements and Other Transactions with Affiliates

Investment Adviser—The Company, on behalf of the Funds, has entered into Investment Advisory Agreements with the Adviser, a wholly owned subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial Corporation (“Regions”). Under the terms of the agreements, the Funds are charged

MORGAN KEEGAN SELECT FUND, INC.

the following annual management fees, before any waivers, which are calculated daily and paid monthly based on the average daily net assets of the Funds:

Fund	Annual Fee
Short Term Bond Fund	0.35	%(1)
Intermediate Bond Fund	0.40%
High Income Fund	0.75%

(1)

From July 1, 2006 to February 18, 2008, the Adviser voluntarily waived a portion of its contractual investment advisory fee. The investment advisory fee paid by Short Term Bond Fund after the waiver was 0.25%. The waiver was voluntary and the Adviser, in its sole discretion, terminated the waiver in favor of voluntarily reducing the Fund’s expense caps as described below.

The Adviser contractually agreed to waive its fee and to reimburse each of the Funds through October 31, 2008 to the extent each Fund’s annual operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) exceeds a specific percentage of net assets as follows:

Fund	Class A Shares	Class C Shares	Class I Shares
Short Term Bond Fund(1)	0.90%	1.10%	0.65%
Intermediate Bond Fund(2)	0.90%	1.25%	0.65%
High Income Fund(3)	1.25%	1.75%	1.00%

(1)

Effective February 19, 2008, the Adviser voluntarily reduced the expense caps to 0.55%, 0.75% and 0.30% of net assets of Class A Shares, Class C Shares and Class I Shares of Short Term Bond Fund, respectively, on an annualized basis for the period that the voluntary waiver is in effect. The Adviser will evaluate the continuance of this voluntary waiver at each month-end and it can terminate this voluntary waiver at any time.

(2)

Effective February 19, 2008, the Adviser voluntarily reduced the expense caps to 0.50%, 0.85% and 0.25% of net assets of Class A Shares, Class C Shares and Class I Shares of Intermediate Bond Fund, respectively, on an annualized basis for the period that the voluntary waiver is in effect. The Adviser will evaluate the continuance of this voluntary waiver at each month-end and it can terminate this voluntary waiver at any time.

(3)

Effective February 19, 2008, the Adviser voluntarily reduced the expense caps to 0.50%, 1.00% and 0.25% of net assets of Class A Shares, Class C Shares and Class I Shares of High Income Fund, respectively, on an annualized basis for the period that the voluntary waiver is in effect. The Adviser will evaluate the continuance of this voluntary waiver at each month-end and it can terminate this voluntary waiver at any time.

In addition, the Adviser has voluntarily agreed to pay certain extraordinary expenses of the Funds, including legal expenses of pending litigation and the external valuation consultant fees.

MORGAN KEEGAN SELECT FUND, INC.

Administrator—Administrative services are performed by Morgan Keegan & Company, Inc. (“Morgan Keegan”), a wholly owned subsidiary of Regions, on behalf of the three series of the Company under the Advisory Agreements. Morgan Keegan also provides an employee to serve as the Funds’ Chief Compliance Officer for which Morgan Keegan receives no additional compensation from the Funds.

Fund Accountant—The Company and Morgan Keegan have entered into a Fund Accounting Service Agreement, under which Morgan Keegan provides portfolio accounting services to the Funds for an annual fee of 0.03% based on the average daily net assets of the Funds.

Distributor—The Company has adopted two Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plans”), one with respect to Class A Shares and the other with respect to Class C Shares of the Funds. The 12b-1 Plans compensate Morgan Keegan, the Funds’ primary Distributor, and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ Class A Shares and Class C Shares. Under the Class A Shares’ 12b-1 Plan, the Funds pay a fee at an annual rate of up to 0.25% of the average daily net assets with respect to Class A Shares of the Funds. Under the Class C Shares’ 12b-1 Plan, Short Term Bond Fund, Intermediate Bond Fund and High Income Fund pay a fee at an annual rate of 0.45%, 0.60% and 0.75%, respectively, of the average daily net assets with respect to Class C Shares of each Fund.

Sales Charges—Morgan Keegan receives commissions on the sale of Class A Shares and Class C Shares of the Funds. During the ten-month period ended April 30, 2008, Morgan Keegan received front-end sales charges and contingent deferred sales charges as follows:

	Front End Sales Charges	Contingent Deferred Sales Charges
	Class A Shares	Class A Shares	Class C Shares
Short Term Bond Fund	$12,007	$17,160	$41,658
Intermediate Bond Fund	25,121	95,147	606,549
High Income Fund	83,906	229,248	110,883

Transfer Agent and Dividend Disbursing Agent—Morgan Keegan serves as the Transfer and Dividend Disbursing Agent for the Funds. Pursuant to the Transfer Agency and Service Agreement, each Fund pays Morgan Keegan an annual base fee per share class plus a variable fee based on the number of shareholder accounts.

Directors and Officers—Certain of the officers and directors of the Company are also officers or directors of the Adviser, Morgan Keegan or Regions. Such officers and directors of the Company who are “interested persons” as defined in the 1940 Act receive no salary or fees from the Funds.

MORGAN KEEGAN SELECT FUND, INC.

Each Independent Director receives from the Company an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement for related expenses for each meeting of the Board attended. Each chairperson of the Independent Directors Committee and Audit Committee receives from the Company annual compensation of $500. An additional $1,500 is paid to the Independent Directors for attending special Board meetings in person, and an additional $500 is paid for attending special Board meetings by telephone. For committee meetings that are not held in conjunction with a full Board meeting, an additional $1,000 is paid to the Independent Directors for attending in-person committee meetings, and $500 is paid for attending telephonic committee meetings. No officer or director is entitled to receive pension or retirement benefits from the Company.

Principal Related-Party Shareholders—As of April 30, 2008, the following related-party shareholders were shown in the Company’s records as owning of record or beneficially more than 5% of any Class of a Fund’s shares:

Fund Name	Shareholder Name	Percentage of Shares Owned of Record as of April 30, 2008
	Short Term Bond Fund, Class A Shares
	Regions Morgan Keegan Trust	34.44%
	Short Term Bond Fund, Class C Shares
	Regions Morgan Keegan Trust	6.97%
	Morgan Properties, LLC	0.04%
	Short Term Bond Fund, Class I Shares
	Regions Morgan Keegan Trust	94.66%
	Intermediate Bond Fund, Class A Shares
	Regions Morgan Keegan Trust	4.72%
	Morgan Properties, LLC	0.06%
	Intermediate Bond Fund, Class C Shares
	Regions Morgan Keegan Trust	0.69%
	Morgan Properties, LLC	0.05%
	Intermediate Bond Fund, Class I Shares
	Regions Morgan Keegan Trust	8.03%
	Morgan Properties, LLC	77.03%
	High Income Fund, Class A Shares
	Regions Morgan Keegan Trust	0.52%
	Morgan Properties, LLC	0.06%
	High Income Fund, Class C Shares
	Regions Morgan Keegan Trust	0.30%
	Morgan Properties, LLC	0.06%
	High Income Fund, Class I Shares
	Regions Morgan Keegan Trust	27.43%
	Morgan Properties, LLC	32.28%

MORGAN KEEGAN SELECT FUND, INC.

Interfund Transactions—During the fiscal period ended April 30, 2008 the Funds engaged in securities sales to other funds advised by the Adviser. These transactions were as follows:

Fund	Total Sales to Other Funds	Realized Gain/(Loss)
Intermediate Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .	$41,320,906	$(2,737,733)
High Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,696,710	(1,226,855)

5	Investment Transactions

During the ten-month period ended April 30, 2008, cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government obligations) for each Fund were as follows:

Fund	Purchases	Sales
Short Term Bond Fund	$11,084,542	$56,869,131
Intermediate Bond Fund	17,136,853	582,050,271
High Income Fund	73,819,749	574,895,615

6	Option Transactions

Transactions in options written during the ten-month period ended April 30, 2008 were as follows:

High Income Fund
	Number of Contracts	Premiums Received
Options outstanding at June 30, 2007	103	$21,021
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options expired	—	—
Options exercised	(103)	(21,021)

Options outstanding at April 30, 2008	—	$—

MORGAN KEEGAN SELECT FUND, INC.

7	Capital Share Transactions

Capital share transactions for the Funds were as follows:

	Short Term Bond Fund
	Period Ended April 30, 2008		Year Ended June 30, 2007		Year Ended June 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,722,132	$24,501,375	3,261,677	$32,858,564	176,149	$1,761,980
Shares issued in reinvestment of distributions	19,175	169,643	20,720	208,533	12,599	126,012
Shares redeemed	(4,999,452)	(42,485,259)	(495,085)	(4,980,862)	(196,933)	(1,970,280)

Net change resulting from Class A Share transactions	(2,258,145)	$(17,814,241)	2,787,312	$28,086,235	(8,185)	$(82,288)

	Period Ended April 30, 2008		Year Ended June 30, 2007		Year Ended June 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,709,462	$16,768,746	79,489	$795,508	199,935	$1,998,085
Shares issued in reinvestment of distributions	4,513	41,384	376	3,773	143	1,429
Shares redeemed	(1,766,982)	(16,421,709)	(11,217)	(112,419)	(191,979)	(1,918,231)

Net change resulting from Class C Share transactions	(53,007)	$388,421	68,648	$686,862	8,099	$81,283

	Period Ended April 30, 2008		Year Ended June 30, 2007		Year Ended June 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,087,441	$10,059,175	1,474,851	$14,847,037	1,927,501	$19,284,544
Shares issued in reinvestment of distributions	48,189	402,396	56,932	573,065	78,604	786,589
Shares redeemed	(5,942,886)	(51,837,940)	(2,064,218)	(20,781,781)	(2,540,762)	(25,400,731)

Net change resulting from Class I Share transactions	(4,807,256)	$(41,376,369)	(532,435)	$(5,361,679)	(534,657)	$(5,329,598)

Net change resulting from Fund Share transactions	(7,118,408)	$(58,802,189)	2,323,525	$23,411,418	(534,743)	$(5,330,603)

MORGAN KEEGAN SELECT FUND, INC.

	Intermediate Bond Fund
	Period Ended April 30, 2008		Year Ended June 30, 2007		Year Ended June 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,122,108	$23,955,187	21,132,824	$209,032,014	9,911,820	$98,106,208
Shares issued in reinvestment of distributions	649,212	3,699,156	851,413	8,365,742	512,200	5,068,295
Shares redeemed	(35,076,787)	(242,759,673)	(7,787,297)	(76,428,906)	(6,019,055)	(59,586,333)

Net change resulting from Class A Share transactions	(31,305,467)	$(215,105,330)	14,196,940	$140,968,850	4,404,965	$43,588,170

	Period Ended April 30, 2008		Year Ended June 30, 2007		Year Ended June 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,246,117	$27,072,471	16,671,195	$164,668,745	9,329,243	$92,294,973
Shares issued in reinvestment of distributions	944,313	5,444,997	1,279,127	12,568,157	778,442	7,697,741
Shares redeemed	(33,424,823)	(232,610,506)	(4,202,865)	(41,162,932)	(4,557,865)	(45,093,811)

Net change resulting from Class C Share transactions	(29,234,393)	$(200,093,038)	13,747,457	$136,073,970	5,549,820	$54,898,903

	Period Ended April 30, 2008		Year Ended June 30, 2007		Year Ended June 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	13,290,682	$90,486,656	16,044,367	$158,453,548	10,946,182	$108,365,472
Shares issued in reinvestment of distributions	588,146	3,434,215	1,122,751	11,046,065	662,363	6,555,245
Shares redeemed	(31,619,838)	(236,050,040)	(5,793,542)	(56,882,858)	(2,477,816)	(24,534,891)

Net change resulting from Class I Share transactions	(17,741,010)	$(142,129,169)	11,373,576	$112,616,755	9,130,729	$90,385,826

Net change resulting from Fund Share transactions	(78,280,870)	$(557,327,537)	39,317,973	$389,659,575	19,085,514	$188,872,899

MORGAN KEEGAN SELECT FUND, INC.

	High Income Fund
	Period Ended April 30, 2008		Year Ended June 30, 2007		Year Ended June 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,939,641	$19,158,519	9,054,573	$91,654,562	8,780,984	$90,497,832
Shares issued in reinvestment of distributions	1,420,147	7,166,755	3,287,665	32,729,573	2,943,058	30,287,583
Shares redeemed	(43,852,906)	(305,356,951)	(14,118,737)	(139,246,736)	(8,405,322)	(86,449,145)

Net change resulting from Class A Share transactions	(39,493,118)	$(279,031,677)	(1,776,499)	$(14,862,601)	3,318,720	$34,336,270

	Period Ended April 30, 2008		Year Ended June 30, 2007		Year Ended June 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,106,408	$6,254,616	3,387,735	$34,157,517	4,421,480	$45,624,330
Shares issued in reinvestment of distributions	968,241	4,755,429	1,755,653	17,488,711	1,686,784	17,365,828
Shares redeemed	(22,265,148)	(147,096,617)	(4,921,796)	(48,943,539)	(3,694,616)	(38,137,020)

Net change resulting from Class C Share transactions	(20,190,499)	$(136,086,572)	221,592	$2,702,689	2,413,648	$24,853,138

	Period Ended April 30, 2008		Year Ended June 30, 2007		Year Ended June 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10,333,461	$70,557,876	5,611,791	$56,457,173	8,062,002	$83,333,214
Shares issued in reinvestment of distributions	2,204,739	10,475,240	3,088,116	30,756,055	2,665,557	27,431,294
Shares redeemed	(27,338,043)	(171,842,670)	(10,320,642)	(102,539,304)	(5,422,118)	(55,800,281)

Net change resulting from Class I Share transactions	(14,799,843)	$(90,809,554)	(1,620,735)	$(15,326,076)	5,305,441	$54,964,227

Net change resulting from Fund Share transactions	(74,483,460)	$(505,927,803)	(3,175,642)	$(27,485,988)	11,037,809	$114,153,635

8	Federal Tax Information

Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities and real estate investment trust adjustments.

Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital or to undistributed capital gains.

MORGAN KEEGAN SELECT FUND, INC.

These reclassifications have no effect on net assets or NAVs per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

For the ten-month period ended April 30, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Undistributed net investment income	$38,661	$1,312,018	$4,908,515
Accumulated net realized gain/(loss) on investments	(38,661)	(1,312,018)	(4,908,515)

The tax character of distributions as reported on the Statements of Changes in Net Assets for the ten-month period ended April 30, 2008 was as follows:

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Ordinary income(1)	$3,008,541	$30,103,768	$47,267,085
Long-term capital gains	—	—	—

Total distributions	$3,008,541	$30,103,768	$47,267,085

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the fiscal year ended June 30, 2007 was as follows:

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Ordinary income(1)	$3,889,622	$58,933,351	$145,930,926
Long-term capital gains	—	—	—

Total distributions	$3,889,622	$58,933,351	$145,930,926

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

MORGAN KEEGAN SELECT FUND, INC.

For the ten-month period ended April 30, 2008, the tax basis components of net assets were as follows:

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Gross unrealized appreciation	$799	$4,595	$54,399
Gross unrealized(depreciation)	(13,938,030)	(312,448,509)	(348,952,650)

Net unrealized appreciation/ (depreciation)	(13,937,231)	(312,443,914)	(348,898,251)

Undistributed ordinary income	53,806	3,617,604	1,074,573
Capital loss carryforwards and post-October losses	(6,292,072)	(151,416,396)	(268,291,614)
Other	(62,782)	(913,980)	(1,260,013)

Distributable earnings	(20,238,279)	(461,156,686)	(617,375,305)
Paid-in capital	32,376,454	516,320,026	705,795,096

Net assets	$12,138,175	$55,163,340	$88,419,791

As of April 30, 2008, the Funds’ cost of investments for federal tax purposes was as follows:

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Cost of Investments	$26,257,795	$365,989,353	$434,995,371

Capital Loss Carryforwards—As of April 30, 2008, the following Funds had capital loss carryforwards, which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	Expiring in 2012	Expiring in 2016
Short Term Bond Fund	$155,499	$2,061,238
Intermediate Bond Fund	—	$71,608,179
High Income Fund	—	$175,076,443

Post-October Losses Deferred—Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on

MORGAN KEEGAN SELECT FUND, INC.

the first day of the following tax year. For the ten-month period ended April 30, 2008, Short Term Bond Fund, Intermediate Bond Fund and High Income Fund had $4,075,335, $79,808,217 and $93,215,171, respectively, in post-October losses.

9	Pending Litigation

Beginning in late 2007, lawsuits were filed in the United States District Court for the Western District of Tennessee relating to certain fixed income funds managed by the Adviser, including the Funds. The complaints were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008. The complaints name various entities and individuals as defendants including, among others, the Funds, the Adviser, Morgan Keegan, Regions, current directors, certain former directors, certain officers of the Funds and the Funds’ portfolio managers. The complaints allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. The plaintiffs seek unspecified damages, including rescissory damages and plaintiffs’ reasonable costs and attorneys’ fees. No class has been certified and each of the cases is at a preliminary stage. One lawsuit was dismissed voluntarily by the plaintiff on April 30, 2008. No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

In addition, in March 2008, a derivative action was filed in the Chancery Court of Tennessee for the Thirtieth Judicial District at Memphis, Shelby County, against, among others, the Adviser, Morgan Keegan, current directors, certain former directors, certain officers of the Company and the Funds’ portfolio managers, seeking damages on behalf of Short Term Bond Fund, Intermediate Bond Fund and High Income Fund. The complaint in this action alleges that defendants breached duties of care and mismanaged the Funds, among other things. The complaint seeks unspecified damages, including compensatory damages and plaintiffs’ reasonable costs and attorneys’ fees. The proceeding is at a preliminary stage. No relief is sought from the Funds. Defendants have removed the derivative action to federal court.

Similar claims have been made in lawsuits concerning RMK Advantage Income Fund, Inc. (NYSE: RMA), RMK High Income Fund, Inc. (NYSE: RMH), RMK Multi-Sector High Income Fund, Inc. (NYSE: RHY) and RMK Strategic Income Fund, Inc. (NYSE: RSF), closed-end funds also managed by the Adviser (“the Closed-end Funds”) filed in the United States District Court for the Western District of Tennessee. Defendants are seeking to have the cases involving the Funds and the Closed-end Funds consolidated in a single proceeding.

MORGAN KEEGAN SELECT FUND, INC.

The Adviser and Morgan Keegan are named as defendants in one or more actions filed in the United States District Courts for the Western District of Tennessee and the Northern District of Alabama under the Employee Retirement Income Security Act of 1974 (“ERISA”). Plaintiffs in the ERISA cases seek to represent classes of participants and beneficiaries of savings and retirement plans (“Plans”) sponsored by Regions. The complaints in these actions allege that the defendants breached fiduciary duties owed to class members and seek recovery of losses incurred by the Plans by reason of the alleged breaches of duty, restitution and other equitable relief, as well as costs and attorneys’ fees. No class has been certified and these proceedings are at a preliminary stage.

10	Subsequent Event

Change of Investment Adviser—The Adviser has entered into an adoption agreement with Hyperion Brookfield Asset Management, Inc. (“HBAM”) under which HBAM, an investment adviser that is registered with the Securities and Exchange Commission, is being proposed by the Adviser to become the new investment adviser of the Funds and of the Closed-end Funds (the “Transaction”). HBAM has been serving as a valuation consultant to the Funds since August 2007.

The adoption agreement contemplates that, following the approval of a new investment advisory agreement by shareholders of the Funds and the election of a new board of directors of the Company (the “New Board”), HBAM would become the investment adviser for the Funds, and that the Adviser would no longer serve as the Funds’ investment adviser after the Transaction. The adoption agreement also contemplates the Adviser would support the election of the New Board, which would consist of individuals proposed by HBAM. The current members of the Funds’ Board of Directors would no longer serve as directors following the consummation of the Transaction. The adoption agreement contemplates that HBAM also would become the new investment adviser to the Closed-end Funds and that the same slate of nominees would be elected and qualified to serve as new boards of directors of the Closed-end Funds.

On April 21, 2008, the current Board of Directors of the Funds unanimously approved new investment advisory agreement with HBAM and the nomination of five new directors of the Funds. The appointment of HBAM as investment adviser of any of the Funds and the election of the Funds’ new board of directors must be approved by the shareholders of the Funds. If the new investment advisory agreement is approved and the Transaction is consummated, the existing investment advisory agreements between the Funds and the Adviser will be terminated.

MORGAN KEEGAN SELECT FUND, INC.

Special and Annual Shareholder Meetings of the Funds are scheduled for July 11, 2008, to vote on the proposed new investment advisory agreement and the election of directors, respectively. Although there is no assurance that the Transaction will be completed, it is anticipated that, subject to shareholder approval of the proposed new investment advisory agreement, the election of the New Board, and the completion of certain other terms and conditions, the Transaction will close on or about July 14, 2008.

Additional information about the proposed new investment advisory agreement and nominees is available in the proxy solicitation materials sent to shareholders of the Funds.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Morgan Keegan Select Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund, and Regions Morgan Keegan Select High Income Fund (constituting the Morgan Keegan Select Fund, Inc., hereafter referred to as the “Funds”) at April 30, 2008, the results of each of their operations, the changes in each of their net assets, their cash flows and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include securities valued at $3,246,660 (26.7 percent of net assets), $32,904,114 (59.6 percent of net assets), and $52,507,228 (59.4 percent of net assets) of Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund, and Regions Morgan Keegan Select High Income Fund, respectively, whose fair values have been estimated under procedures established by the Funds’ Board of Directors, in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Chicago, Illinois

June 30, 2008

BOARD OF DIRECTORS AND OFFICERS

The following tables set forth information concerning the directors and officers of the Funds. All persons named as directors and officers also serve in similar capacities for the other registered investment companies in the Regions Morgan Keegan fund complex overseeing a total of eighteen portfolios. The Regions Morgan Keegan fund complex includes Morgan Keegan Select Fund, Inc., Regions Morgan Keegan Select Funds, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc.

An asterisk (*) indicates the directors who are “interested persons” of the Funds as defined by the 1940 Act by virtue of their positions with the Adviser, Morgan Keegan and/or Regions, the publicly held parent of the Adviser, or its other subsidiaries. The Statement of Additional Information for the Funds includes additional information about the Funds’ directors and is available upon request, without charge, by calling the Funds toll-free at 800-564-2188.

DIRECTORS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships held by Director

J. Kenneth Alderman* DOB 7/10/1952, Director, Since 2003 Chairman, Since 2008	Mr. Alderman has been President of Regions Morgan Keegan Trust and Vice-Chairman and Chief Executive Officer of Morgan Asset Management, Inc. since 2002. He has been Executive Vice President of Regions Financial Corporation since 2000. He is a Certified Public Accountant and he holds the Chartered Financial Analyst designation.

Albert C. Johnson DOB 10/24/1944, Director, Since 2005	Mr. Johnson has been an independent financial consultant since 1998. He also has served as a Director of Hibbett Sports, Inc. since 2008 and Books-A-Million, Inc. since 2005. He was Senior Vice President and Chief Financial Officer of Dunn Investment Company (construction) from 1994 to 1998. He also was with Arthur Andersen LLP from 1965 to 1994, retiring as the Managing Partner of the firm’s Birmingham Office.

BOARD OF DIRECTORS AND OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships held by Director

James Stillman R. McFadden DOB 9/26/1957, Director, Since 1999	Mr. McFadden has been Chief Manager of McFadden Communications, LLC (commercial printing) since 2002. He also has served as a director for several private companies since 1997.

W. Randall Pittman DOB 11/11/1953, Director, Since 2003	Mr. Pittman has been Vice President of Samford University since 2008. From 2002 to 2008, he was Chief Financial Officer of Emageon Inc. (healthcare information systems). From 1999 to 2002, he was Chief Financial Officer of BioCryst Pharmaceuticals, Inc. (biotechnology). From 1998 to 1999, he was Chief Financial Officer of ScandiPharm, Inc. (pharmaceuticals). From 1995 to 1998, he served as Senior Vice President – Finance of CaremarkRx (pharmacy benefit management). From 1983 to 1995, he held various positions with AmSouth Bancorporation (bank holding company), including Executive Vice President and Controller.

Mary S. Stone DOB 8/19/1950, Director, Since 2003	Ms. Stone has been a professor at the University of Alabama Culverhouse School of Accountancy since 1981 and held the Hugh Culverhouse Endowed Chair of Accountancy since 2002. She has served as Director of the Culverhouse School of Accountancy since 2004. She is also a former member of Financial Accounting Standards Advisory Council, AICPA, Accounting Standards Executive Committee and AACSB International Accounting Accreditation Committee. She is a Certified Public Accountant.

BOARD OF DIRECTORS AND OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships held by Director

Archie W. Willis, III DOB 11/13/1957, Director, Since 2002	Mr. Willis has been President of Community Capital (financial advisory and real estate development) since 1999 and Vice President of Community Realty Company (real estate brokerage) since 1999. He was a First Vice President of Morgan Keegan & Company, Inc. from 1991 to 1999. He also has served as a Director of Memphis Telecom, LLC since 2001 and a Member of the Advisory Board of Tri-State Bank of Memphis since 2006.
(1)	The address of each director is c/o the Company, 50 North Front Street, 21st Floor, Memphis, Tennessee 38103.

(2)	Each director serves until his or her resignation or retirement.

OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

Brian B. Sullivan DOB 1/4/1955, President, Since 2006	Mr. Sullivan has served as President and Chief Investment Officer of Morgan Asset Management, Inc. since 2006. From 1999 to 2002 and from 2005 to 2007, Mr. Sullivan has served as President of AmSouth Asset Management, Inc., which merged into Morgan Asset Management, Inc. in late 2007. From 1996 to 1999 and from 2002 to 2005, Mr. Sullivan served as Vice President of AmSouth Asset Management, Inc. Since joining AmSouth Bank in 1982 through 1996, Mr. Sullivan served in various capacities including Equity Research Analyst and Chief Fixed Income Officer and was responsible for Employee Benefits Portfolio

BOARD OF DIRECTORS AND OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

Management and Regional Trust Investments. He holds the Chartered Financial Analyst designation.

Thomas R. Gamble DOB 11/22/1942, Vice President, Since 2003	Mr. Gamble has been an executive at Regions Financial Corporation since 1981. He was a Corporate IRA Manager from 2000 to 2001 and a Senior Vice President and Manager of Employee Benefits at the Birmingham Trust Department of Regions Bank from 1981 to 2000.

J. Thompson Weller DOB 4/2/1965, Treasurer, Since 2006, and Assistant Secretary, Since 2003	Mr. Weller has been a Managing Director and Controller of Morgan Keegan & Company, Inc. since 2001. He was Senior Vice President and Controller of Morgan Keegan & Company, Inc. from 1998 to 2001, Controller and First Vice President from 1997 to 1998, Controller and Vice President from 1995 to 1997 and Assistant Controller from 1992 to 1995. Mr. Weller also served as a Business Systems Analyst in the Investment Information Division of Metropolitan Life Insurance Co. from 1991 to 1992. Mr. Weller was also with Arthur Andersen & Co. in 1988 and Andersen Consulting from 1989 to 1991.

Charles D. Maxwell DOB 5/14/1954, Secretary and Assistant Treasurer, Since 1999	Mr. Maxwell has been Executive Managing Director, Chief Financial Officer, Treasurer and Secretary of Morgan Keegan & Company, Inc. since 2006. Mr. Maxwell previously served as Managing Director of Morgan Keegan & Company, Inc. from 1998 to 2006 and Assistant Treasurer and Assistant Secretary of Morgan Keegan & Company, Inc. from 1994 to 2006. Mr. Maxwell has been Secretary and Treasurer of Morgan Asset Management, Inc. since 1993. He was Senior Vice President of Morgan Keegan &

BOARD OF DIRECTORS AND OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

Company, Inc. from 1995 to 1997. Mr. Maxwell also was with the accounting firm of Ernst & Young LLP from 1976 to 1986 and served as a Senior Manager from 1984 to 1986.

Michele F. Wood DOB 4/29/1969, Chief Compliance Officer, Since 2006	Ms. Wood has been the Chief Compliance Officer of Morgan Asset Management, Inc. since 2006 and is also a Senior Vice President of Morgan Keegan & Company, Inc. She was a Senior Attorney and First Vice President of Morgan Keegan & Company, Inc. from 2002 to 2006. She was a Staff Attorney with FedEx Corporation from 2001 to 2002 specializing in employment litigation. She was an Associate with Ford & Harrison LLP from 1997 to 2001.
(1)

The address of Messrs. Weller and Maxwell and Ms. Wood is 50 North Front Street, Memphis, Tennessee 38103. The address of Messrs. Sullivan and Gamble is 1901 6th Avenue North, 4th Floor, Birmingham, Alabama 35203.

(2)	Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

SUPPLEMENTAL INFORMATION

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The continuance of the current investment advisory agreements for Short Term Bond Fund, Intermediate Bond Fund and High Income Fund was considered and unanimously approved by each Fund’s Board of Directors on October 26, 2007. A discussion of the material factors and the conclusions that formed the basis for the Boards’ approval is included in the Funds’ Semi-Annual Report for the period ended December 31, 2007.

On April 21, 2008, the Boards of Directors of the Funds unanimously approved a new investment advisory agreement with Hyperion Brookfield Asset Management, Inc. (“HBAM”). The appointment of HBAM as investment adviser of any of the Funds must be approved by the shareholders of that Fund. A Special Shareholder Meeting of the Funds is scheduled for July 11, 2008, to vote on the proposed new investment advisory agreement. Additional information about the proposed new investment advisory agreement, and the material factors and the conclusions that formed the basis for the Board’s approval of the proposed new agreement, is included in the proxy solicitation materials sent to shareholders of the Funds. These materials are available on the Funds’ website at www.rmkfunds.com.

SUPPLEMENTAL INFORMATION

PRIVACY POLICY NOTICE

Regions Morgan Keegan Select Funds, their distributor (Morgan Keegan & Company, Inc.) and their agents (referred to as the “Funds,” “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect

The Funds collect nonpublic personal information about you from the following sources:

■

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

■

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

■	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share the nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

■	We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information

SUPPLEMENTAL INFORMATION

may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

■

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

■

We may disclose all of the information we collect, as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have agreements, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service. For example, we may share information about you for these limited purposes with the bank, broker-dealer or other financial intermediary through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any non-affiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

SUPPLEMENTAL INFORMATION

Employee Access To Information

All of the Funds’ employees and agents must adhere to the Funds’ policy on confidentiality. Access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website

■

The Funds’ website (www.rmkfunds.com) gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

■	Information or data entered into a website will be retained.

■

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

■

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information or change account registration. We can, however, use e-mail

SUPPLEMENTAL INFORMATION

to provide you with the necessary forms. You can also use customer service to do so. Call us toll-free at 800-564-2188.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes To Our Privacy Statement

The Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

PROXY VOTING POLICIES & RECORD OF VOTING ACTIVITY

The Funds vote proxies related to their portfolio securities according to a set of policies and procedures approved by the Funds’ Board of Directors. You may view the proxy voting activity for each Fund during the most recent twelve month period ended June 30 as well as a description of the policies and procedures, without charge, by calling 800-564-2188, by visiting the Fund’s website at www.rmkfunds.com or by visiting the SEC’s website at www.sec.gov.

QUARTERLY REPORTS ON PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings as of the first and third quarters of their fiscal years on Form N-Q with the SEC no more than sixty days after the close of those quarters. You may obtain the Funds’ Form N-Q filings, without charge, by calling 800-564-2188 or you may view these filings by

SUPPLEMENTAL INFORMATION

visiting the SEC’s website at www.sec.gov. The Funds’ last Form N-Q filing is available on the Funds’ website at www.rmkfunds.com. The Funds’ Form N-Q filings may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 800-SEC-0330 for information on the operation of the Public Reference Room. A description of the Funds’ policies and procedures with respect to disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information.

FEDERAL TAX INFORMATION

(UNAUDITED)

For the ten-month period ended April 30, 2008, the amount of long-term capital gain designated by Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund was $0, $0 and $0, respectively.

For the ten-month period ended April 30, 2008, 0%, 1.36% and 0.72% of the income dividends paid by Short Term Bond Fund, Intermediate Bond Fund and High Income Fund, respectively, (1) qualified as “qualified dividend income,” which generally is subject to a maximum tax rate of 15%, for individual stockholders (complete information is reported on Form 1099-DIV) and (2) qualified for the dividends-received deduction available to corporate stockholders.

SUPPLEMENTAL INFORMATION

SERVICE PROVIDERS

INVESTMENT ADVISER Morgan Asset Management, Inc. 1901 6th Avenue North, 4th Floor Birmingham, Alabama 35203	LEGAL COUNSEL Kirkpatrick & Lockhart Preston Gates Ellis LLP 1601 K Street, N.W. Washington, DC 20006

CUSTODIAN State Street Bank & Trust Company 801 Pennsylvania Avenue Kansas City, Missouri 64105	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP One North Wacker Chicago, Illinois 60606

ADMINISTRATOR, DISTRIBUTOR & TRANSFER AGENT Morgan Keegan & Company, Inc. Morgan Keegan Tower 50 North Front Street Memphis, Tennessee 38103

Shares of Regions Morgan Keegan Select Funds, like shares of all mutual funds, are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus. An investor should consider each Fund’s investment objectives, risks and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 800-564-2188. Please read the prospectus carefully before investing.

REGIONS MORGAN KEEGAN FUND COMPLEX

The Regions Morgan Keegan fund complex offers mutual funds with a broad variety of investment objectives to meet the financial needs of all types of investors. With approximately $3.1 billion in assets, the fund complex includes five equity funds, one balanced fund, five bond funds, one tax-exempt bond fund, two money market funds and four closed-end bond funds. You may see an overview of each Fund by visiting the Funds’ website at www.rmkfunds.com. You may also download each Fund’s most recent prospectus, statement of additional information, and annual and semi-annual reports to shareholders.

REGIONS MORGAN KEEGAN SELECT FAMILY OF FUNDS

■	EQUITY FUNDS

Regions Morgan Keegan Select Mid Cap Growth Fund

Regions Morgan Keegan Select Growth Fund

Regions Morgan Keegan Select Core Equity Fund

Regions Morgan Keegan Select Mid Cap Value Fund

Regions Morgan Keegan Select Value Fund

■	BALANCED FUND

Regions Morgan Keegan Select Balanced Fund

■	BOND FUNDS

Regions Morgan Keegan Select High Income Fund

Regions Morgan Keegan Select Intermediate Bond Fund

Regions Morgan Keegan Select Fixed Income Fund

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund

Regions Morgan Keegan Select Short Term Bond Fund

■	TAX-EXEMPT BOND FUND

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund

■	MONEY MARKET FUNDS

Regions Morgan Keegan Select Treasury Money Market Fund

Regions Morgan Keegan Select Money Market Fund

REGIONS MORGAN KEEGAN CLOSED-END FUNDS

■	RMK Advantage Income Fund, Inc. (NYSE: RMA)
■	RMK High Income Fund, Inc. (NYSE: RMH)
■	RMK Multi-Sector High Income Fund, Inc. (NYSE: RHY)
■	RMK Strategic Income Fund, Inc. (NYSE: RSF)

Morgan Keegan & Company, Inc. is a full service broker dealer that provides personalized investment services to its clients from over 400 offices in 19 states. Please access our website at www.morgankeegan.com to locate the Morgan Keegan branch nearest you or contact us at 800-366-7426. Morgan Keegan & Company, Inc. is a wholly owned subsidiary of Regions Financial Corporation, a regional financial holding company (NYSE: RF).

Alabama

Arkansas

Florida

Georgia

Illinois

Indiana

Iowa

Kentucky

Louisiana

Maryland

Massachusetts

Mississippi

Missouri

New York

North Carolina

South Carolina

Tennessee

Texas

Virginia

Select FUNDS

Regions Morgan Keegan™

Item 2.	Code of Ethics.

The Fund has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the Fund’s principal executive officer and principal financial officer. The Fund has not made any substantial amendments to its code of ethics during the covered period. The Fund also has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the Fund’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors (the “Board”) has determined that Albert C. Johnson, James Stillman R. McFadden, W. Randall Pittman and Mary S. Stone are audit committee financial experts, as defined in Item 3 of Form N-CSR, serving on its Audit Committee. Messrs. Johnson, McFadden and Pittman and Ms. Stone are independent for purposes of Item 3 of this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)-(d) Audit and Non-Audit Fees

Fees incurred by PricewaterhouseCoopers LLP (“PwC”) for audit and non-audit services provided to the Fund for the fiscal period and year ended April 30, 2008 and June 30, 2007, respectively, were as follows:

		2008	2007
(a)	Audit Fees	$282,793	$311,000
(b)	Audit-Related Fees(1)	—	25,000
(c)	Tax Fees(2)	12,000	11,000
(d)	All Other Fees(3)	—	6,000

	Total Fees	$294,793	$353,000

(1)	For 2007, consists of fees for auditing the Fund’s transfer agent and issuance of consent for Form N-14 filing.

(2)	Consists of fees for preparing the Fund’s U.S. income tax returns.

(3)	Consists of out-of-pocket expenses.

(e)(1) Pre-Approval of Audit and Non-Audit Services

Audit and non-audit services provided to the Fund require pre-approval by the Fund’s Audit Committee. The Audit Committee pre-approves these services on a case-by-case basis. The Audit Committee also must pre-approve those non-audit services provided to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Fund’s investment adviser (the “Affiliated Service Providers”) that provides ongoing services to the Fund, if the service relates directly to the operations and financial reporting of the Fund. Any individual service that does not exceed $15,000 may be pre-approved by the chair of the Audit Committee. Any proposed service exceeding that cost level requires specific pre-approval by the Audit Committee.

(e)(2) None of the services included under (b)-(d) above was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The aggregate non-audit fees incurred by PwC for services rendered to the Fund were $12,000 and $42,000 for the fiscal period and year ended 2008 and 2007, respectively.

The aggregate non-audit fees incurred by PwC for services rendered to the Fund’s Affiliated Service Providers that provide ongoing services to the Fund were $0 and $0 for the fiscal period and year ended 2008 and 2007, respectively.

(h) Not applicable as there were no non-audit services rendered to the Fund’s Affiliated Service Providers that provide ongoing services to the Fund for the fiscal period and year ended 2008 and 2007, respectively.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), as of a date within 90 days of the filing date of this report, the Fund’s certifying officers have concluded that such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Fund on Form

N-CSR and Form N-Q is accumulated and communicated to the Fund’s management to allow timely decisions regarding required disclosure.

(b)	The Fund’s certifying officers are not aware of any changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics pursuant to Item 2 is filed herewith.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Fund specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fund: Morgan Keegan Select Fund, Inc.

By (Signature and Title):	/s/ Brian B. Sullivan
Brian B. Sullivan President and Principal Executive Officer

Date: July 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Brian B. Sullivan
Brian B. Sullivan President and Principal Executive Officer

Date: July 9, 2008

By (Signature and Title):	/s/ J. Thompson Weller
J. Thompson Weller Treasurer and Principal Financial Officer

Date: July 9, 2008